As filed with the Securities and Exchange Commission on April 24, 2026
1933 Act Registration No. 033-17619
1940 Act Registration No. 811-05349

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A Registration Statement
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 957	☒

and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 958	☒
(Check appropriate box or boxes)

GOLDMAN SACHS TRUST
(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive
Chicago, Illinois 60606

(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (312) 655-4400

ROBERT GRIFFITH, ESQ.
Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
(Name and Address of Agent for Service)

Copies to:
STEPHEN H. BIER, ESQ. Dechert LLP 1095 Avenue of the Americas New York, NY 10036	BRENDEN P. CARROLL, ESQ. Dechert LLP 1900 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on June 23, 2026 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Institutional and Investor Shares of the Goldman Sachs Global Managed Beta Fund

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus dated April 24, 2026

Subject to Completion

Prospectus

[  ], 2026

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

⬛	Goldman Sachs Global Managed Beta Fund

∎	Investor Shares: [ ]

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Goldman Sachs Global Managed Beta Fund—Summary

INVESTMENT OBJECTIVE

The Goldman Sachs Global Managed Beta Fund (the “Fund”) seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investor

Management Fees	0.30%
Other Expenses	0.17%
Acquired (Underlying) Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses[1]	0.63%
Fee Waiver[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.50%

[1]

The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired (Underlying) Fund Fees and Expenses.”

[2]

The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in affiliated funds; and (ii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the GMB Subsidiary (as defined below) at an annual rate of 0.42% of the GMB Subsidiary’s average daily net assets. The management fee waiver arrangement with respect to the GMB Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the GMB Subsidiary is in place. The other management fee waiver arrangement will remain in effect through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years

Investor Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2025 was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of global equity asset classes (the “Underlying Asset Classes”) that provide broad beta exposure to the global equity markets. “Beta” refers to the component of returns that is attributable to broad market risk exposure. The Investment Adviser will determine the capital allocation to the Underlying Asset Classes (and within the Underlying Asset Classes) based on its cycle-aware long term strategic allocation model, which may include factor-based diversification.

The Fund currently intends to gain exposure to the Underlying Asset Classes, and in the approximate ranges, listed below:

Underlying Asset Classes	Range of Portfolio Investment

Global Large Cap Equity	40% – 100%

Global Small Cap Equity	0% – 30%

Emerging Markets Equity	0% – 25%

The Fund may also employ a macro hedging strategy that seeks to diversify the Fund’s overall exposure to the global equity asset classes. This hedging strategy primarily entails the purchase of options on interest rates or fixed income instruments and it has risk/return characteristics with low expected correlation to that of the global equity markets. The Investment Adviser intends to employ this hedging strategy as a diversifying complement to the Underlying Asset Classes.

The Fund may invest in affiliated and unaffiliated exchange-traded funds (“ETFs”), futures and other instruments that provide economic exposures to the Underlying Asset Classes. The Fund may also invest directly in equity securities, including real estate investment trusts (“REITs”).

The Fund may invest, without limitation, in securities or obtain exposures to Underlying Asset Classes that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, primarily forward foreign currency contracts, for hedging or non-hedging purposes.

The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers in emerging market countries. Under normal circumstances, the Fund intends to invest no more than 25% of its total assets in emerging markets equity securities and no more than 30% of its total assets in the securities of small capitalization companies. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes. The Fund’s derivative investments may include but are not limited to: (i) futures contracts, including futures based on securities and/or indices; (ii) options, including long and short positions in call options and put options on indices, or currencies, swaptions and options on futures contracts; (iii) forward contracts, including currency forwards; (iv) swaps, including equity, currency, interest rate, total return and credit default swaps; and (v) volatility index derivatives and commodity-linked derivative instruments. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage magnifies gains and losses. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds and short duration bond funds, cash and time deposits, and enter into repurchase agreements.

The Fund seeks to gain exposure to volatility index derivatives and commodity-linked derivative instruments primarily by investing in a wholly-owned subsidiary of the Fund, organized as a limited liability company under the laws of the Cayman Islands, Cayman Commodity-GMB, LLC (the “GMB Subsidiary”). The GMB Subsidiary is advised by the Investment Adviser.

The Fund expects to engage in put and call option transactions (both purchasing and writing options) to gain exposure to the global equity markets. A put option gives the purchaser the right to sell the option’s reference security to the Fund at an agreed-upon exercise price prior to the option’s expiration, and a call option gives the purchaser the right to buy the option’s reference security from the Fund at an agreed-upon exercise price prior to the option’s expiration. This options-based strategy seeks to generate returns in moderately rising or moderately declining global equity markets where the Investment Adviser believes realized volatility will be lower than the volatility implied by the option prices. In such markets, the Fund would generally realize gains to the extent the income from collected premiums exceeds the aggregate appreciation or depreciation of the reference security relative to the exercise price. Conversely, in sharply rising or sharply declining global equity markets, the Fund may experience losses to the extent that the aggregate appreciation or depreciation of the reference security relative to the exercise price exceeds the income from collected premiums. Furthermore, the strategy may detract from the Fund’s relative performance in sharply rising global equity markets because it limits the Fund’s opportunity to profit from an increase in the equity prices beyond the exercise price, and may not fully protect the Fund in sharply declining global equity markets because the Fund will continue to bear the risk of a decline in the value of its portfolio securities.

In selecting individual securities, the Fund may use a rules-based methodology, in combination with a qualitative overlay, that emphasizes fundamentally-based and market-based stock selection, portfolio construction and efficient implementation. The Fund may seek to gain exposure to Underlying Asset Classes using a factor-based diversification approach, rather than obtaining such exposure through market capitalization weighted indices. Factor-based diversification seeks to capture common sources of active equity returns, including, but not limited to, the following factors: Momentum, Valuation, Volatility and Quality. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time. The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Investment Adviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.

Investment in the Subsidiary. The Fund may invest up to 25% of its total assets in the GMB Subsidiary. The GMB Subsidiary primarily obtains its volatility index derivatives exposure by investing in options, futures, forwards, swaps, options on futures and swaps, structured securities and other derivatives and similar instruments that provide exposure to volatility indices. The Fund may also obtain exposure to commodities through investments by the GMB Subsidiary in commodity-linked derivative instruments (including, but not limited to, total return swaps (on commodity indices, sub-indices, and single commodities), commodity (U.S. or foreign) futures, commodity options and commodity-linked swaps). Neither the Fund nor the GMB Subsidiary invest directly in physical commodities.

The GMB Subsidiary may also invest in bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, as well as foreign currency transactions (including forward contracts).

The Investment Adviser measures the Fund’s performance against the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Asset Allocation Risk. The Fund’s allocations to the various Underlying Asset Classes may cause the Fund to underperform other funds with a similar investment objective.

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the GMB Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the GMB Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Derivatives Risk. The Fund’s use of forwards, swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Expenses. By investing in pooled investment vehicles (including investment companies and ETFs) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.

Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, the Fund maybe subjected to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk. While the Investment Adviser will utilize certain indices as references for making investments for the Fund, the Fund will not attempt to fully replicate the investments, or match the performance, of each such index. Accordingly, the Fund’s allocations to any asset class, and thus the Fund’s overall portfolio composition and performance may not match, and may vary substantially from, that of any index that it may use to measure its investment performance (whether overall or with respect to any asset class) for any period of time. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses. At times, the Fund’s assets may not be fully invested in securities and instruments attempting to approximate the returns of an index. Due to regulatory or market constraints, the Fund may be unable to obtain sufficient exposure to a particular asset class (e.g., commodities).

Interest Rate Risk. The Fund will implement macro hedges by using an interest rate options strategy with risk/return characteristics that has low expected correlation to that of the global equity markets. A declining interest rate environment could cause the exposure value of the Fund’s macro-hedging strategy to decrease, which could impair the Fund’s ability to achieve its investment objective. Generally, the fund will implement the strategy by purchasing interest rate options that may profit if rates fall, remain constant or rise less than what is expected for the interest rate yield curve. The strategy may be less likely to generate positive returns during a period of rising rates.

Investments in ETFs. The Fund may invest directly in ETFs, including affiliated ETFs. The Fund’s investments in ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may increase market exposure and make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin/collateral requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the Fund’s investment risks and cause losses to be realized more quickly.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

MAS Transactions Risk. The Multi-Asset Solutions Group (“MAS” or the “MAS Group”), a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Fund. Investments by MAS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to the Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk.”

Option Writing Risk. Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

REIT Risk. Risks associated with investments in the real estate industry (such as REITs) include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Subsidiary Risk. The GMB Subsidiary is not registered under the Investment Company Act of 1940, as amended (“Investment Company Act”) and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Tax Risk. In reliance on an opinion of counsel, the Fund seeks to gain exposure to volatility index derivatives and the commodity markets primarily through investments in the GMB Subsidiary. The tax treatment of the Fund’s investments in the GMB Subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the Internal Revenue Service (“IRS”) were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Shareholders should review “Other Information” under “Taxation” in the Prospectus for more information.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing (a) changes in the performance of the Fund’s Investor Shares from year to year; and (b) how the average annual total returns of the Fund’s Investor Shares compare to those of a regulatorily required broad-based securities market index (MSCI ACWI IMI Index (Net, USD, Unhedged)) (the “Regulatory Benchmark”) and the MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page [ ] of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

CALENDAR YEAR (INSTITUTIONAL)*

9.19%
21.99%
-9.61%
27.06%
18.24%
20.18%
-18.74%
20.69%
15.91%
21.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

	Returns	Quarter ended

Year-to-Date Return	17.05%	September 30, 2025

During the periods shown in the chart above:	Returns	Quarter ended

Best Quarter Return	19.07%	June 30, 2020

Worst Quarter Return	-19.49%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2024	1 Year	5 Years	Since Inception	Inception Date
Institutional Shares				4/30/2015
Returns Before Taxes	15.91%	10.07%	9.17%
Returns After Taxes on Distributions	12.68%	8.04%	7.72%
Returns After Taxes on Distributions and Sale of Fund Shares	10.63%	7.35%	6.99%
MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD)	17.79%	10.40%	9.29%
MSCI ACWI IMI Index (Net, USD, Unhedged)	16.32%	9.66%	8.72%

Benchmark returns do not reflect any deductions for fees or expenses.
*

Because Investor Class Shares have not had returns for a full calendar year as of the date of this Prospectus, the figures shown above provide performance for Institutional Shares of the Fund (which are not offered in the Prospectus). Investor Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022; and Siwen Wu, Managing Director, has managed the Fund since 2019.

BUYING AND SELLING FUND SHARES

There is no minimum for initial purchases of Investor Shares.

There is no minimum subsequent investment for Investor shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of Underlying Asset Classes that provide broad beta exposure to the global equity markets. “Beta” refers to the component of returns that is attributable to broad market risk exposure. The Investment Adviser will determine the capital allocation to the Underlying Asset Classes (and within the Underlying Asset Classes) based on its cycle-aware long term strategic allocation model, which may include factor-based diversification.

The Fund currently intends to gain exposure to the Underlying Asset Classes, and in the approximate ranges, listed below:

Underlying Asset Classes	Range of Portfolio Investment

Global Large Cap Equity	40% – 100%

Global Small Cap Equity	0% – 30%

Emerging Markets Equity	0% – 25%

The Fund may also employ a macro hedging strategy that seeks to diversify the Fund’s overall exposure to the global equity asset classes. This hedging strategy primarily entails the purchase of options on interest rates or fixed income instruments and it has risk/ return characteristics with low expected correlation to that of the global equity markets. The Investment Adviser intends to employ this hedging strategy as a diversifying complement to the Underlying Asset Classes.

The Fund may invest in affiliated and unaffiliated ETFs, futures and other instruments that provide economic exposures to the Underlying Asset Classes. The Fund may also invest directly in equity securities, including REITs.

Under normal circumstances, the Fund intends to invest no more than 25% of its total assets in emerging markets equity securities and no more than 30% of its total assets in the securities of small capitalization companies. The Fund may invest without restriction as to issuer capitalization, currency, maturity or credit rating.

The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers in emerging market countries.

In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in that country;
⬛	Has its principal office in that country;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
⬛	Maintains 50% or more of its assets in that country; or
⬛

Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund may invest, without limitation, in securities or obtain exposures to Underlying Asset Classes that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, primarily forward foreign currency contracts, for hedging or non-hedging purposes.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes. The Fund’s derivative investments may include but are not limited to: (i) futures contracts, including

INVESTMENT MANAGEMENT APPROACH

futures based on securities and/or indices; (ii) options, including long and short positions in call options and put options on indices, or currencies, swaptions and options on futures contracts; (iii) forward contracts, including currency forwards; (iv) swaps, including equity, currency, interest rate, total return and credit default swaps; and (v) volatility index derivatives and commodity-linked derivative instruments. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage magnifies gains and losses. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds and short duration bond funds, cash and time deposits, and enter into repurchase agreements.

The Fund seeks to gain exposure to volatility index derivatives and commodity-linked derivative instruments primarily by investing in the GMB Subsidiary. The GMB Subsidiary is advised by the Investment Adviser.

The Fund expects to engage in put and call option transactions (both purchasing and writing options) to gain exposure to the global equity markets. A put option gives the purchaser the right to sell the option’s reference security to the Fund at an agreed-upon exercise price prior to the option’s expiration, and a call option gives the purchaser the right to buy the option’s reference security from the Fund at an agreed-upon exercise price prior to the option’s expiration. This options-based strategy seeks to generate returns in moderately rising or moderately declining global equity markets where the Investment Adviser believes realized volatility will be lower than the volatility implied by the option prices. In such markets, the Fund would generally realize gains to the extent the income from collected premiums exceeds the aggregate appreciation or depreciation of the reference security relative to the exercise price. Conversely, in sharply rising or sharply declining global equity markets, the Fund may experience losses to the extent that the aggregate appreciation or depreciation of the reference security relative to the exercise price exceeds the income from collected premiums. Furthermore, the strategy may detract from the Fund’s relative performance in sharply rising global equity markets because it limits the Fund’s opportunity to profit from an increase in the equity prices beyond the exercise price, and may not fully protect the Fund in sharply declining global equity markets because the Fund will continue to bear the risk of a decline in the value of its portfolio securities.

The Investment Adviser’s MAS Group is responsible for the Fund’s asset allocations. The MAS Group is GSAM’s dedicated team responsible for designing, implementing, and managing multi-asset class portfolios. MAS utilizes a proprietary strategic asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Fund, MAS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.

In selecting individual securities, the Fund may use a rules-based methodology, in combination with a qualitative overlay, that emphasizes fundamentally-based and market-based stock selection, portfolio construction and efficient implementation. The Fund may seek to gain exposure to Underlying Asset Classes using a factor-based diversification approach, rather than obtaining such exposure through market capitalization weighted indices. Factor based diversification seeks to capture common sources of active equity returns, including, but not limited to, the following factors: Momentum, Valuation, Volatility and Quality. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time. The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Investment Adviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. As a result of the qualitative overlay, the Fund’s investments may not correspond to those generated by the Investment Adviser’s proprietary models. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser, for a number of reasons including, but not limited to, corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and/or trading liquidity. In addition, Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.

Investment in the Subsidiary. The Fund may invest up to 25% of its total assets in the GMB Subsidiary. The GMB Subsidiary primarily obtains its volatility index derivatives exposure by investing in options, futures, forwards, swaps, options on futures and swaps, structured securities and other derivatives and similar instruments that provide exposure to volatility indices. The Fund may also obtain exposure to commodities through investments by the GMB Subsidiary in commodity-linked derivative instruments (including, but not limited to, total return swaps (on commodity indices, sub-indices, and single commodities), commodity (U.S. or foreign) futures, commodity options and commodity-linked swaps). Neither the Fund nor the GMB Subsidiary invests directly in physical commodities.

The GMB Subsidiary may also invest in bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, as well as foreign currency transactions (including forward contracts).

The Investment Adviser measures the Fund’s performance against MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD). The Fund’s broad-based securities market index is the MSCI ACWI IMI Index (Net, USD, Unhedged). The MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD) comprises the MSCI ACWI IMI (which consists of over 9,200 constituents and includes large, mid, small and micro-cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the developed markets exposures. The MSCI ACWI IMI Index (Net, USD, Unhedged) represents an unmanaged diversified portfolio of developed and emerging countries with the exception of the United States and Canada.

GSAM Global Managed Beta Team’s Investment Philosophy

In managing the Fund, the Investment Adviser seeks to budget or allocate portfolio risk, as opposed to capital. The Investment Adviser believes that a thoughtful diversification of risk in investment portfolios can be a significant component for successful realization of capital appreciation. The Investment Adviser thinks it is critical to:

⬛

Thoughtfully invest in Underlying Asset Classes that seek to diversify exposures to different equity risks such as global large capitalization, global small capitalization, emerging markets, and to factors that include, but are not limited to, Momentum, Valuation, Volatility and Quality

⬛	Consider employing systematic macro hedging strategies that seek to diversify overall exposure to global equity market volatility
⬛	Adjust the relative sizing of these risk exposures based on:
⬛	Changes to the Investment Advisor’s macro-economic views
⬛	Absolute and relative valuation across the Fund’s exposure
⬛	Changes in the risk characteristics of the Fund’s investments over time

The Investment Adviser uses a four-step approach in seeking to achieve the Fund’s investment objectives:

1.

The Investment Adviser will utilize a strategic asset allocation process to allocate risk across (and within) the Underlying Asset Classes. This process focuses on factor-based risk diversification. The strategic asset allocation will be periodically reviewed and adjusted based on the market views of the Investment Adviser in order to react to changes in the macro-economic environment.

2.

The Investment Adviser may implement dynamic market views with the goal of improving the Fund’s risk-adjusted return. (The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.) The Fund’s positioning may change over time based on medium- to long-term market views; these views may impact the relative weighting across asset classes as well as the allocation to securities, sectors and industries, and the overall level of Fund risk. Market views may be developed from multiple sources, including fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors.

3.

Once the Investment Adviser has determined the allocations to each Underlying Asset Class, the Investment Adviser will seek to gain exposure to those Underlying Asset Classes through investments in ETFs, futures, equity securities and options, among other instruments. Concurrently, the Fund may employ options and options-based strategies to systematically diversify equity risk exposure.

4.

As part of its risk management process, the Investment Adviser will seek to assess and adjust portfolio risk using its systems and infrastructure. The Investment Adviser will monitor the potential for market drawdowns or significant changes in the market or economic environment using a broad suite of portfolio management tools and infrastructure.

Sell Discipline:

The Investment Adviser may decide to rebalance or sell a position for various reasons including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, new investment ideas that offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may also sell a position in order to meet shareholder redemptions.

INVESTMENT MANAGEMENT APPROACH

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating from another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

ADDITIONAL FEES AND EXPENSES

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund as the sole shareholder of the GMB Subsidiary. In addition, “Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.

ADDITIONAL PERFORMANCE AND BENCHMARK INFORMATION

The below is additional information that relates to the “Performance” section of the Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.

The definitions below apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Investor Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Investor Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on the Fund’s Investor Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Note on Benchmarks. References in the Prospectus to the Fund’s Regulatory or Performance Benchmark (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed or a particular Fund’s risk characteristics.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategies are described in the Fund’s Summary–Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. The Fund may be subject to additional limitations on its investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Appendix A.

The Fund publishes on its website (am.gs.com) complete portfolio holdings as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

Global Managed Beta Fund
Investment Practices

Borrowings	33 1⁄3

Credit, Currency, Equity, Index, Interest Rate, Total Return, Mortgage Swaps and Options on Swaps	•

Custodial Receipts and Trust Certificates	•

Direct Equity Investments	•

Foreign Currency Transactions (including forward contracts)	•

Futures Contracts and Options and Swaps on Futures Contracts	•

Illiquid Investments*	15

Interest Rate Caps, Floors and Collars	•

Investment Company Securities (including ETFs)**	10

Options[1]	•

Options on Foreign Currencies	•

Repurchase Agreements	•

Securities Lending	33 1⁄3

Short Positions	•

*

Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

**

This percentage limitation does not apply to the Funds’ investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.

[1]	The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

Global Managed Beta Fund
Investment Securities

America, European and Global Depositary Receipts	•

Commodity-Linked Derivative Instruments	•

Emerging Country Securities	25

Equity Investments	•

Fixed Income Securities	•

Foreign Securities	•

Preferred Stock, Warrants and Stock Purchase Rights	•

Structured Securities (which may include equity or credit linked notes)	•

Subsidiary Shares[1]	25

Temporary Investments	•

U.S. Government Securities	•

[1]	The Fund may invest up to 25% of its total assets in the shares of the GMB Subsidiary.

Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

Global Managed Beta Fund

Absence of Regulation	•

Asset Allocation	✓

Commodity Sector	✓

Counterparty	•

Credit/Default	•

Cybersecurity	•

Derivatives	✓

Emerging Countries	✓

Expenses	✓

Foreign	✓

Geographic	✓

Index/Tracking Error	✓

Interest Rate	✓

Investments in ETFs	✓

Large Shareholder Transactions	✓

Leverage	✓

Liquidity	✓

Management	•

Market	✓

Mid-Cap and Small-Cap	✓

MAS Transactions	✓

NAV	•

Non-Hedging Foreign Currency Trading	•

Option Writing Risk	✓

REIT	✓

Short Position	•

Stock	✓

Subsidiary	✓

Swaps	✓

Tax	✓

U.S. Government Securities	•

⬛

Absence of Regulation Risk—The Fund engages in OTC transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

RISKS OF THE FUND

⬛

Asset Allocation Risk—The Fund’s allocations to the various Underlying Asset Classes may cause the Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate Fund assets to asset classes that perform poorly or underperform other investments under various market conditions.

⬛

Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

⬛

Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.

⬛

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rate are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.

⬛

Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

⬛

Derivatives Risk—The Fund’s use of options, futures, forwards, swaps and other derivatives and similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

⬛

Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.

⬛

Expenses Risk—By investing in pooled investment vehicles (including investment companies and ETFs) and real estate investment trusts (“REITs”)indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles and REITs held by the Fund (including operating costs and investment management fees), in addition to the fees and expenses regularly borne by the Fund. The expenses associated with the Fund’s investments in REITs are not reflected in the Fund’s Annual Fund Operating Expense table. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

⬛

Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund,

RISKS OF THE FUND

or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets and could negatively impact the value of the Fund’s investments.

The Fund’s investments in foreign securities may also be subject to foreign currency risk, as described above, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.

⬛

Geographic Risk—If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

⬛

Index/Tracking Error Risk—While the Investment Adviser will utilize certain indices as references for making investments for the Fund, the Fund will not attempt to fully replicate the investments, or match the performance, of each such index. Accordingly, the Fund’s allocations to any asset class, and thus the Fund’s overall portfolio composition and performance may not match, and may vary substantially from, that of any index that it may use to measure its investment performance (whether overall or with respect to any asset class) for any period of time. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses. At times, the Fund’s assets may not be fully invested in securities and instruments attempting to approximate the returns of an index. Due to regulatory or market constraints, the Fund may be unable to obtain sufficient exposure to a particular asset class (e.g., commodities).

⬛

Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

The Fund will implement macro hedges by using an interest rate options strategy with risk/return characteristics that has low expected correlation to that of the global equity markets. The writing and purchase of options is a highly specialized activity which involves special investment risks. The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. Generally, the Fund will implement the strategy by purchasing interest rate options that may profit if rates fall, remain constant or rise less than what is expected for the interest rate yield curve. The strategy may be less likely to generate positive returns during a period of rising rates. A rising interest rate environment could cause the exposure value of the Fund’s macro-hedging strategy to decrease, which could impair the Fund’s ability to achieve its investment objective.

It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.

⬛

Investments in ETFs Risk—The Fund may also invest directly in affiliated and/or unaffiliated ETFs. The Fund’s investments in these ETFs will be subject to limitations and/or conditions prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder.

⬛

Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
⬛

Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may increase market exposure and make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary overtime. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin/collateral requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the Fund’s investment risks and cause losses to be realized more quickly.

⬛

Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale.

Because the Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.

⬛	Management Risk—The strategy used by the Investment Adviser may fail to produce the intended results.
⬛

Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition,

RISKS OF THE FUND

governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛

Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

⬛

MAS Transactions Risk—MAS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Fund. Investments by MAS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to the Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk.”

⬛	NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
⬛

Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.

⬛

Option Writing Risk—When the Fund writes (sells) a call or put option, it receives up-front cash (the premium) at the time of selling the option but limits its opportunity to profit from an increase or decrease, respectively, in the market value of the reference security beyond the exercise price of the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of a reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. The premium received from the Fund’s option strategies may not fully protect it against market movements. Cash received from premiums will enhance return in moderately rising or falling markets, but the Fund will continue to bear the risk of movements in the value of the investments held in its portfolio. The benefit from writing an option is limited to the amount of premium received.

⬛

REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

⬛

Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

⬛

Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

⬛

Subsidiary Risk—By investing in the GMB Subsidiary, the Fund is indirectly exposed to the risks associated with the GMB Subsidiary’s investments. The derivatives and other investments held by the GMB Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objectives of the GMB Subsidiary will be achieved. The GMB Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as intended and could adversely affect the Fund.

⬛

Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be

RISKS OF THE FUND

significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Because uncleared, bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the expectations of the Fund’s Investment Adviser may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

⬛

Tax Risk—Historically, the IRS had issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments (the “Subsidiary Rulings”) are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Fund obtained an opinion of counsel (the “Tax Opinion”) that its income from such investments should constitute “qualifying income.” In reliance on such opinion, the Fund seeks to gain exposure to volatility index derivatives and the commodity markets primarily through investments in the GMB Subsidiary, as applicable.

The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. U.S. Department of the Treasury (“U.S. Treasury”) regulations generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Subsidiary Rulings have not been revoked. In reliance on the applicable Tax Opinion, the Fund may continue to gain exposure to volatility index derivatives and the commodity markets through investments in the GMB Subsidiary.

The tax treatment of the Fund’s investments in a wholly owned subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Shareholders should review “Other Information” under “Taxation” in the Prospectus for more information.

⬛

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the

United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P.	Global Managed Beta Fund
200 West Street
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2025, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $3.21 trillion.

Under a Management Agreement with the Fund, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to the Fund’s investment transactions, including determinations concerning changes to the securities in which the Fund may invest.

While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):

⬛	Supervises non-advisory operations of the Fund
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
⬛

Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

⬛	Maintains the Fund’s records
⬛	Provides office space and necessary office equipment and services

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

MANAGEMENT FEE AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended August 31, 2025*
Global Managed Beta Fund	0.30%	0.22%

*

The Actual Rate, which reflects the combined management fees paid to GSAM by the Fund and the GMB Subsidiary, may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds and (ii) reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to [ ]% of the Fund’s average daily net assets. These arrangements will remain in effect through at least [ ], 2027, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

The GMB Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to the GMB Subsidiary. In consideration of these services, the GMB Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. The Investment Adviser has contractually agreed to waive the advisory fees it receives from the Fund in an amount equal to the advisory fee paid to the Investment Adviser by the GMB Subsidiary. These waivers may not be discontinued by the Investment Adviser as long as its contract with the GMB Subsidiary is in place. The GMB Subsidiary also pays certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the GMB Subsidiary’s expenses (excluding management fees) to 0.004% of the GMB Subsidiary’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund is available in the Fund’s Form N-CSR dated August 31, 2025.

FUND MANAGERS

MAS Group

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolio.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Alexandra Wilson-Elizondo Managing Director	Portfolio Manager— Global Managed Beta Fund	Since 2022	Mrs. Wilson-Elizondo joined the Investment Adviser in 2021. She is the Co-Chief Investment Officer within Multi-Asset Solutions (MAS). She also serves as co-chair of the MAS Investment Core. Prior to joining the Investment Adviser, Mrs. Wilson-Elizondo was the Deputy Head of Global Credit and a Managing Director at MacKay Shields LLC.
Siwen Wu Managing Director	Portfolio Manager— Global Managed Beta Fund	Since 2019	Mr.Wu joined the Investment Adviser in 2014. He is a senior portfolio manager within Multi-Asset Solutions (MAS).

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.02% of average daily net assets with respect to the Investor Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which an affiliated lending agent has acted as the leading agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Distributions

The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the Fund

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. Distributions from net investment income and from net capital gains, if any, are normally declared and paid annually. In addition, the Fund may occasionally make a distribution at a time when it is not normally made. If cash distributions are elected with respect to the Fund’s annual distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.

Shares of the Fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act.

How Can I Purchase Shares Of The Fund?

You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by the Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for its customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.

[The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.

Note: Intermediaries may receive different compensation for selling different share classes.]

To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Investor Shares are not sold directly to the public. Instead Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor Shares through an Intermediary using a plan level or omnibus account.

SHAREHOLDER GUIDE

Employee Benefit Plans generally may open an account and purchase Investor Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor Shares may not be available through certain Intermediaries. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Fund?

No minimum amount is required for initial purchases in Investor Shares or additional investments in Investor Shares.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account.

If you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, you may be required to redeem your shares or maintain the shares as a client of the Investment Adviser. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛

Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).

⬛

Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

⬛	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (the “Securities Act”).

The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

In addition to the eligible investors described elsewhere in the Prospectus, Trustees of the Trust are also permitted to invest in the Fund.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer

SHAREHOLDER GUIDE

may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛

NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

⬛

The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase or redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	A request is made in writing to redeem Investor Shares in an amount over $50,000 via check;
⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Your Intermediary may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛

Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

⬛

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

⬛

The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

⬛	The telephone redemption option may be modified or terminated at any time without prior notice.
⬛	The Fund may allow redemptions via check up to $50,000 in Investor Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:

⬛

Redemption proceeds will normally be paid in federal funds within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.

⬛

Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

⬛	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

SHAREHOLDER GUIDE

⬛

To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

⬛

None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛

Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.

The Trust reserves the right to:

⬛

Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

⬛	Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated.
⬛	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛

Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

⬛

Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛

Redeem your shares if you are no longer a client of the Investment Adviser or you are invested in the Fund because you are (or were, at the time of purchase) an officer, partner, director or employee of Goldman Sachs or its affiliates and you have transferred your shares to a brokerage account outside of Fidelity.

⬛	Redeem your shares if you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, unless you maintain your shares as a client of the Investment Adviser.

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

SHAREHOLDER SERVICES

What Types Of Reports Will I Be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. If your account is maintained and serviced by an Intermediary, you will receive this information from your Intermediary.

You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

SHAREHOLDER GUIDE

Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Because of the Fund’s practice of selling call and put options on various reference securities, the possibility exists that an overlap between the Fund’s equity investments and the securities referenced in such options, if substantial enough, might cause a deferral of the Fund’s recognition of losses for tax purposes or a reduction in the amount of the Fund’s distributions that qualify for the favorable tax rate applicable to dividends. The Fund intends to manage its investments in a manner designed to avoid these adverse tax results to the extent reasonably practicable, but there is no assurance that the Fund will accomplish this objective at all times.

TAXATION

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or taxpayer identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions of certain qualified interest income and/or short-term capital gains that are reported by the Fund. It is expected that the Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to qualified interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90 percent of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

Historically, the IRS had issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments (the “Subsidiary Rulings”) are “qualifying income” for purposes of compliance with Subchapter M of the Code.

The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Fund obtained a Tax Opinion that its income from such investments should constitute “qualifying income.” In reliance on such opinion, the Fund seeks to gain exposure to the commodity markets primarily through investments in the GMB Subsidiary.

The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. U.S. Treasury regulations generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Subsidiary Rulings have not been revoked. In reliance on the applicable Tax Opinion, the Fund may continue to gain exposure to volatility index derivatives and the commodity markets through investments in the GMB Subsidiary.

The tax treatment of the Fund’s investments in a wholly owned subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as options and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the Fund’s equity investments may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk and credit/default risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Fund will implement macro hedges by using an interest rate options strategy with risk/return characteristics that has low expected correlation to that of the global equity markets. A declining interest rate environment could cause the exposure value of the Fund’s macro-hedging strategy to decrease, which could impair the Fund’s ability to achieve its investment objective.

To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders. Interest rates, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives.

The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes is considered a speculative practice and presents even greater risk of loss than derivatives used for hedging purposes.

Risks of Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15 percent limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

APPENDIX A

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities, transactions by certain investors, and freezing assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies locate in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United

States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Geographic Risks.  The Fund may invest in the securities of governmental issuers located in a particular foreign country or region. If the Fund focuses its investments in the securities of such issuers, the Fund maybe subjected to a greater extent than if the investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Foreign Custody Risk.  The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.

APPENDIX A

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.

Risks Relating to Contracts for Difference. The Fund may enter into CFDs, which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. The Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.

Risks of Initial Public Offerings. The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛

Commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Positions. The Fund may engage in short selling. In these transactions, the Fund sells an instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The value at such time may be more or less than the value at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing an instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the value of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.

The Fund may also make short sales against the box, in which the Fund enters into a short sale of an instrument which it owns or has the right to obtain at no additional cost.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively “Depositary

APPENDIX A

Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Risks of Large Shareholder Transactions. The Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

C. PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Fund.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include U.S. Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.

U.S. Government Securities may also include U.S. Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund.

Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities.

Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Foreign Currency Transactions.  The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

APPENDIX A

The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options maybe used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. The potential for losses depends on the Investment Adviser’s analysis and decision making processes around, but not limited to, expectations of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges and foreign exchanges.

The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛

While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

⬛

Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

⬛

The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

⬛	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, an underlying fund may invest in other investment companies (including ETFs and money market funds) or business development companies beyond the statutory limits described above, provided that certain conditions are met. Rule 12d1-4 under the Investment Company Act generally prohibits an underlying fund in a fund of funds arrangement relying on that rule from purchasing or otherwise acquiring the securities of an investment company or a private fund if, after such purchase or acquisition, the aggregate value of the underlying fund’s investments in such investment companies and private funds would exceed 10% of the value of its total assets, subject to limited exceptions (including for investments in money market funds). Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

APPENDIX A

Equity Swaps, Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with its investment policies, the Fund may enter into some or all of the following swap transactions and option agreements. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Credit swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which maybe substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of the total assets of the Fund (including the loan collateral).

Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.

Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees whether or not the obligation of the seller to repurchase the securities from the Fund is collateralized fully. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions, in amounts not exceeding one-third of its total assets (including the amount borrowed). The Fund also may enter into reverse repurchase agreements.

APPENDIX A

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Investments in the Subsidiary. The Fund gains exposure to volatility index derivatives and the commodity markets by investing in the GMB Subsidiary. The GMB Subsidiary invests in, among other things, commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The GMB Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.

The Fund gains exposure to these derivative instruments indirectly by investing in the GMB Subsidiary. The GMB Subsidiary may also invest in fixed income instruments, which are intended to serve as margin or collateral for its derivative positions. To the extent that the Fund invests in the GMB Subsidiary, which may hold some of the investments described in the Prospectus, the Fund will be indirectly exposed to the risks associated with those investments. The GMB Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/ or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

With respect to its investments, the GMB Subsidiary is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMB Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments, such as swaps and futures. The Fund and the GMB Subsidiary may test for compliance with certain investment restrictions on a consolidated basis.

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Because Investor Shares have not commenced operations as of the date of this Prospectus, financial highlights are not available. The information has been audited by [ ], whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated August 31, 2025.

	Global Managed Beta Fund
	Institutional Shares
	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Data

Net asset value, beginning of year	$16.34	$13.62	$12.86	$16.71	$13.26

Net investment income(a)	0.29	0.27	0.25	0.28	0.21

Net realized and unrealized gain (loss)	1.82	2.70	1.23	(2.69)	3.89

Total from investment operations	2.11	2.97	1.48	(2.41)	4.10

Distributions to shareholders from net investment income	(0.25)	(0.25)	(0.72)	(0.33)	(0.18)

Distributions to shareholders from net realized gains	(1.30)	—	—	(1.11)	(0.47)

Total distributions	(1.55)	(0.25)	(0.72)	(1.44)	(0.65)

Net asset value, end of year	$16.90	$16.34	$13.62	$12.86	$16.71

Total return(b)	13.84%	22.05%	12.24%	(15.81)%	31.87%

Net assets, end of year (in 000s)	$4,336,571	$4,279,341	$2,538,074	$1,662,524	$2,262,595

Ratio of net expenses to average net assets(c)	0.27%	0.27%	0.30%	0.30%	0.20%

Ratio of total expenses to average net assets(c)	0.34%	0.34%	0.36%	0.36%	0.35%

Ratio of net investment income to average net assets	1.83%	1.83%	1.91%	1.94%	1.40%

Portfolio turnover rate(d)	31%	56%	23%	26%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Expense ratios exclude the expenses of the Affiliated Underlying Funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

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Global Managed Beta Fund Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).

The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements, free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.

From time to time, certain announcements and other information regarding the Fund may be found at am.gs.com for individual investors and advisers.

To request other information and for shareholder inquiries:

Investor

⬛ By telephone:	1-800-526-7384

⬛ By mail:	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121

⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

[ ]-26	The Trust’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

Preliminary Statement of Additional Information

dated April 24, 2026

Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED [ ], 2026 FOR INVESTOR CLASS AND DATED DECEMBER 29, 2025 FOR INSTITUTIONAL SHARE CLASS

Fund	Investor Shares		Institutional Shares
GOLDMAN SACHS GLOBAL MANAGED BETA FUND	[	]	GGMBX

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Global Managed Beta Fund, dated [ ], 2026, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers, or writing to one of the addresses, listed below or from institutions (“Intermediaries”) acting on behalf of their customers.

The audited financial statements and related report of [ ], independent registered public accounting firm for the Fund, contained in the Fund’s Form N-CSR for the most recent fiscal year end, are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS”. No other portions of the Fund’s Form N-CSR are incorporated by reference herein. The Fund’s financial information may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550 (for Institutional Shareholders) or 1-800-526-7384 (for Investor Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, New York 10282

GOLDMAN SACHS & CO. LLC

Distributor

200 West Street

New York, New York 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive, Suite 1200

Chicago, Illinois 60606

Toll-free (in U.S.) 800-621-2550

(for Institutional Shareholders)

or 800-536-7384 (for Investor

Shareholders).

iii

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust is described in this SAI: Goldman Sachs Global Managed Beta Fund (the “Fund”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund and other series. Additional series and classes may be added in the future from time to time. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the investment adviser to the Fund. In addition, Goldman Sachs serves as the Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Fund’s custodian is State Street Bank and Trust Company (“State Street”).

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objectives and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVE AND POLICIES

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold is provided below.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

The Fund may pursue its investment objective by investing up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “GMB Subsidiary”). The GMB Subsidiary is advised by GSAM and is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, as applicable; however, the GMB Subsidiary (unlike the Fund) is able to invest without limitation in commodity index-linked securities and other commodity-linked securities and derivative instruments. The Fund and the GMB Subsidiary test for compliance with certain investment restrictions on a consolidated basis. By investing in the GMB Subsidiary, the Fund is indirectly exposed to the risks associated with the GMB Subsidiary’s investments. The derivatives and other investments held by the GMB Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. See below “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the GMB Subsidiary.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Fund and the GMB Subsidiary. The Investment Adviser is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the GMB Subsidiary.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The investment securities and practices and related risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Asset-Backed Securities

The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Fund may invest in deposits in U.S. and European banks satisfying the standards set forth above.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the GMB Subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or the GMB Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked investments are available from a relatively small number of issuers, the Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Index Swaps and Interest Rate Swaps, Options on Swaps and Caps, Floors and Collars

The Fund may enter into currency, mortgage, credit, total return, equity, index, interest rate and other swaps for hedging purposes, or to seek to increase total return. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to their clearing member FCMs.

Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks). Index swaps involve the exchange by the Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Written credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security, or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, equity, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, equity, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, equity, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.

In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

If the other party to a bilateral swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. However, certain swap transactions are currently subject to central clearing. Although central clearing is expected to decrease the counterparty risk involved in bi-laterally negotiated contracts because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, central clearing does not make swap transactions risk-free.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC- or SEC staff-approved guidance or other appropriate measures, the Fund and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in swaps.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Derivatives and Similar Instruments

The Fund may invest in derivatives and similar instruments discussed elsewhere in this SAI. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements. Pursuant to Rule 18f-4 under the Act, the Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund is a fund that does not qualify as a “limited derivatives user” under Rule 18f-4 (“Full Compliance Fund”). The Trust has also adopted and implemented a derivatives risk management program (the “DRMP”) to, among other things, manage the risks associated with the use of derivatives and these other transactions for series of the Trust that are Full Compliance Funds. The Board of Trustees has approved the designation of personnel from GSAM to administer the DRMP for the Full Compliance Funds. With respect to series of the Trust that qualify as “limited derivatives users” under Rule 18f-4 (each, an “LDU Fund”), the Trust has adopted and implemented policies and procedures to manage an LDU Fund’s derivatives risks. An LDU Fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.

Similar to bank borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. Mutual funds can borrow money from banks and other financial institutions, subject to certain asset coverage limits. The amount of indebtedness from bank borrowings may not exceed one-third of the Fund’s total assets (including the amount borrowed). If the Fund uses reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund must either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of indebtedness associated with any bank borrowings, if applicable, when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions subject to the leverage limits under Rule 18f-4.

In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). A Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.

From time to time, the Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, the Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and the Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.

Dividend-Paying Investments

The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Foreign Securities

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars.

Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (“U.S. Treasury” or “Treasury”).

In addition, from time to time, certain of the companies in which the Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/ GSAM_statement_on_respon_sustainable_investing.pdf.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, the Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at anytime, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund or the Investment Adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and the Fund could be subject to substantial losses. In addition, the Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries,” below.

These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Asia

Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, and stability of existing coalitions in politically-fractionated countries – and may result in adverse consequences to the Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which the Fund is invested and, as a result, may result in adverse consequences to the Fund.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of the Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect the Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect the Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Although the Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.

Investing in Bangladesh

Recent confrontational tendencies in Bangladeshi politics, including violent protests, raise concerns about political stability and could weigh on business sentiment and capital investment. Inadequate investment in the power sector has led to electricity shortages which continue to hamper Bangladesh’s business environment. Many Bangladeshi industries are dependent upon exports and international trade and may demonstrate high volatility in response to economic conditions abroad.

Bangladesh is located in a part of the world that has historically been prone to natural disasters such as monsoons, earthquakes and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Bangladesh’s economy.

Investing in Brazil

In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in Brazil presents additional risks.

Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on its investments in Brazilian securities. The Fund may also repatriate net realized capital gains from its investments in Brazilian securities. Additionally, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, under current Brazilian law the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors.

Brazil suffers from chronic structural public sector deficits. In addition, disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial hostilities have led to social and labor unrest and violence in the past, and may do so again in the future.

Additionally, the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets. The market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Brazil has historically experienced high rates of inflation and may continue to do so in the future.

Appreciation of the Brazilian currency (the real) relative to the U.S. dollar may lead to a deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Inflationary pressures may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect the Fund’s investments.

Investing in Central and South American Countries

The Fund may invest in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence.

Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements.

Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Egypt

Historically, Egypt’s national politics have been characterized by periods of instability and social unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Egypt has experienced acts of terrorism, internal political conflict, popular unrest associated with demands for improved political, economic and social conditions, strained international relations due to territorial disputes, regional military conflicts, internal insurgencies and other security concerns. These situations may cause uncertainty in the Egyptian market and may adversely affect the performance of the Egyptian economy.

Egypt’s economy is dependent on trade with certain key trading partners including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. Trade may also be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other government imposed or negotiated protectionist measures.

Egypt and the U.S. have entered into a bilateral investment treaty, which is designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.

The Egyptian economy is heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which the Fund may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.

Investing in Emerging Countries

Under normal circumstances, the Fund intends to invest no more than 25% of its total assets in emerging markets equity securities. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive, and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Fund, may be subject to risks associated with less stringent accounting oversight.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.

With respect to investments in certain emerging and frontier market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.

In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the

United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities

Investing in Europe

The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, on January 31, 2020, the United Kingdom withdrew from the EU (“Brexit”). Effective May 1, 2021, the EU-UK Trade and Cooperation Agreement (“TCA”) governs certain aspects of the EU’s and United Kingdom’s relationship. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. The impact of Brexit on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty in both the United Kingdom and in wider European markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The extent of the impact of Brexit and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments.

Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Greater China

Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China and retaliatory measures taken by the Chinese government; (e) increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions; (m) uncertainty regarding the People’s Republic of China’s (“PRC”) commitment to economic reforms; (n) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (o) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (p) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (q) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (r) the fact that the settlement period of securities transactions in foreign markets may be longer; (s) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (t) the rapid and erratic nature of growth, particularly in the PRC, resulting in inefficiencies and dislocations.

Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.

Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A Shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B Shares may be owned by Chinese and foreign investors. The Fund may obtain exposure to the A share market in the PRC by investing directly in A shares through participation in Stock Connect, by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or through other structured or derivative instruments (including Variable Interest Entities (“VIEs”)) that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Fund may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.

As a result of investing in the PRC, the Fund may be subject to withholding and various other taxes imposed by the PRC, including value added tax and withholding taxes levied on cash dividends, distributions and interest payments from companies listed in the PRC to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.

The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. Any changes in the tax law and regulations of the PRC, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Fund. There is a risk the PRC tax authorities may withdraw any tax exemptions that may be applicable to the Fund in the future and seek to collect taxes realized on the sale of investments without giving any prior notice. If any such tax exemptions are withdrawn, any taxes may be directly borne by or indirectly passed on to the Fund and may result in a substantial impact to its net asset value. As with any net asset value adjustment, shareholders may be advantaged or disadvantaged depending on when the shareholders purchased and/or sell their shares of the Fund. There will be no retrospective restatement of the Fund’s net asset value. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they purchased and/or sold their shares of the Fund.

Hong Kong. Hong Kong is a Special Administrative Region of the PRC. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the PRC to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Taiwan. The prospect of political reunification of the PRC and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.

Investing through VIEs. The Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as VIEs. Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The offshore companies in VIE structures may be constituents of an index against which a Fund measures its performance. To the extent a Fund declines or is otherwise unable to seek exposure to companies based or operated in the PRC through VIE structures, the Fund may underperform its performance benchmark.

On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors (such as the Fund). Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other U.S. regulators. Any of the foregoing risks and events could negatively impact the Fund’s performance. Additionally, investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company, which could also negatively impact the Fund’s performance.

Investing in India

In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in India presents additional risks.

The value of the Fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “foreign portfolio investors” (“FPIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in certain guidelines for direct foreign investment. FPIs have to apply for registration with a designated depository participant in India on behalf of the Securities and Exchange Board of India (“SEBI”). The Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FPIs by SEBI regulations. If the Fund were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. The shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

Only registered FPIs that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under the current guidelines, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. However, the guidelines covering foreign investment are relatively new and evolving and there can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India. Further, SEBI has recently, in September 2019, notified new regulations governing FPIs which among other amend the categories of FPIs, and issued operational guidelines which lay down the process to implement the new regulations. There can be no assurance that the Fund will continue to qualify for its FPI license. Loss of the FPI registration could adversely impact the ability of the Fund to make investments in India.

With effect from July 23, 2024, a tax of 12.5% plus surcharges and cess is imposed on gains from sales of equities held more than one year, provided such securities were both acquired and sold on a recognized stock exchange in India. For shares acquired prior to February 1, 2018, a step-up in the cost of acquisition may be available in certain circumstances. A tax of 20% plus surcharges and cess is currently imposed on gains from sales of equities held not more than one year and both acquired and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases (i.e., unlisted shares) are taxed at a rate of 30% plus surcharges and cess (for securities held not more than two years) and 12.5% (for securities held for more than two years). Securities transaction tax applies for specified transactions at specified rates. India generally imposes a tax on interest income on debt securities at a rate of 20% plus surcharges and cess. In certain cases (interest from units of business trust), the tax rate may be reduced to 5% plus surcharges and cess. This tax is imposed on/payable by the investor. India imposes a tax on dividends paid by an Indian company at a rate of 20% plus surcharges and cess. This tax is imposed on/payable by the investor. The Indian company making payment of dividends/interest generally withholds taxes at source prior to making payment to the investors. The Investment Adviser will take into account the effects of local taxation on investment returns. In the past, these taxes have sometimes been substantial.

The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund’s investments.

Investing in Indonesia

Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent, often as a result of pervasive corruption. Indonesia has a history of political and military unrest including acts of terrorism, outbreaks of violence and civil unrest due to territorial disputes, historical animosities and domestic ethnic and religious conflicts.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The limited liquidity of the Indonesian securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its NAV to decline as the value of unsold positions is marked to lower prices.

The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries. Adverse economic conditions or developments in other emerging market countries, especially in the Southeast Asia region, have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Adverse conditions or changes in relationships with Indonesia’s major trading partners, including Japan, China, and the U.S., may also significantly impact on the Indonesian economy. As a commodity exporter, Indonesia is susceptible to world prices for their exports, including crude oil.

Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy.

Investing in Japan

Investment in securities of Japanese issuers involves risks that may be greater than if a Fund’s investments were more geographically diverse. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and declining population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. In addition, because Japan is located in a geologically volatile area of the world and has historically been vulnerable to earthquakes, volcanoes and other natural disasters, Japan’s economy could be significantly impacted by such natural disasters in the future.

Japan’s economy is heavily dependent on international trade and is closely tied to its two largest trading partners, the U.S. and China. Economic volatility in or tension with either nation may negatively affect Japan’s exports and have consequences for investments in Japanese issuers. Additionally, as China has increased its role with Japan as a trading partner, political tensions between the countries have been strained. Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only a small percentage of its land is suitable for cultivation and the country must import the majority of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is sensitive to fluctuations in commodity prices. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect.

Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. The Japanese yen has fluctuated widely during recent periods. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector.

Reporting, accounting, and auditing practices for the Japanese market are similar to those in the United States, for the most part, with certain exceptions. In particular, the Japanese government does not require companies to provide the same depth and frequency of disclosure required by U.S. law.

Investing in Mexico

Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states. Mexico also has a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These economic and political issues have caused volatility in the Mexican securities markets.

Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. Recent administrations have begun a process of privatization of certain entities and industries including seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards.

The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. In particular, Mexico’s economy is very dependent on oil exports and susceptible to fluctuations in the price of oil. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. In an effort to expand trade with Pacific countries, Mexico formally joined the Trans-Pacific Partnership negotiations in 2012 and formed the Pacific Alliance with Peru, Columbia and Chile. The United States-Mexico-Canada Agreement, the successor to NAFTA, took effect on July 1, 2020. This treaty may impact the trading relationship between Mexico and the U.S. and further Mexico’s dependency on the U.S. economy.

Mexico is subject to social and political instability as a result of a recent rise in criminal activity, including violent crimes and terrorist actions committed by certain political and drug trade organizations. A general escalation of violent crime has led to uncertainty in the Mexican market and adversely affected the performance of the Mexican economy. Violence near border areas, as well as border-related political disputes, may lead to strained international relations.

Recent elections have been contentious and closely-decided, and changes in political parties or other political events may affect the economy and cause instability. Corruption remains widespread in Mexican institutions and infrastructure is underdeveloped. Mexico has historically been prone to natural disasters such as tsunamis, volcanoes, hurricanes and destructive earthquakes, which may adversely impact its economy.

Investing in Nigeria

Nigeria is endowed with vast resources of oil and gas, which provide strong potential for economic growth. However, dependence on oil revenues leaves Nigeria vulnerable to volatility in world oil prices and dependent on international trade. In addition, Nigeria suffers from poverty, marginalization of key regions, and ethnic and religious divides. Under-investment and corruption have slowed infrastructure development, leading to major electricity shortages, among other things. Electricity shortages have led many businesses to make costly private arrangements for generation of power. Excessive regulation, an unreliable justice system, government corruption, and high inflation are other risks faced by Nigerian companies.

Because Nigeria is heavily dependent upon international trade, its economy would be negatively affected by any trade barriers, exchange controls (including repatriation restrictions), managed adjustments in relative currency values or other protectionist measures imposed or negotiated by the countries with which it trades. Nigeria has imposed capital controls to varying degrees in the past, which may make it difficult for the Fund to invest in companies in Nigeria or repatriate investment income, capital or the proceeds of securities sales from Nigeria. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. The Nigerian economy may also be adversely affected by economic conditions in the countries with which it trades.

Militancy in the Niger Delta region, which has had a significant impact on crude oil production in recent years, has subsided following a government amnesty initiative in 2009. However, political activism and violence in the Delta region, as well as religious riots in the north, continue to have an effect on the Nigerian economy. Religious tension, often fueled by politicians, may increase in the near future, especially as other African countries are experiencing similar religious and political discontent.

Nigeria is also subject to the risks of investing in African countries generally. Many African countries historically have suffered from political, economic, and social instability. Political risks may include substantial government control over the private sector, corrupt leaders, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, civil unrest, social instability as a result of religious, ethnic and/or socioeconomic unrest, suppression of opposition parties or fixed elections, terrorism, coups, and war. Certain African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations.

Investing in Other N-11 Countries

In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries,” investments in N-11 countries present additional risks. The “N-11 countries” are countries that have been identified by the Goldman Sachs Global Economics, Commodities, and Strategy Research Team as the “Next Eleven” emerging countries (i.e., after Brazil, Russia, India and China) that share the potential to experience high economic growth and be important contributors to global gross domestic product (“GDP”) in the future. The N-11 countries are Bangladesh, Egypt, Indonesia, Iran, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran.

Investing in Pakistan

The Pakistani population is comprised of diverse religious, linguistic and ethnic groups which may sometimes be resistant to the central government’s control. Acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists have resulted in population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power. These hostilities sometimes result in armed conflict and acts of terrorism. Even in the absence of armed conflict, the potential threat of war with India may depress economic growth in Pakistan. Further, Pakistan’s geographic location between Afghanistan and Iran increases the risk that it may be involved in or affected by international conflicts. Pakistan’s economic growth is due in large part to high levels of foreign aid, loans and debt forgiveness. However, this support may be reduced or terminated in response to a change in the political leadership of Pakistan. Unanticipated political or social developments may affect the value of the Fund’s investments and the availability to the Fund of additional investments.

Pakistan’s economy is heavily dependent on exports. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in Pakistan are comparatively underdeveloped. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets in Pakistan may be impaired. Settlement of securities transactions in Pakistan are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired.

Pakistan is located in a part of the world that has historically been prone to natural disasters including floods and earthquakes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Pakistan’s economy.

Investing in the Philippines

Investments in the Philippines may be negatively affected by slow or negative growth rates and economic instability in the Philippines and in Asia. The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic declines in the information technology sector. In addition, the Philippines’ dependence on exports ties the growth of its economy to those of its key trading partners, including the U.S., China, Japan and Singapore. Reduction in spending on products and services from the Philippines, or changes in trade regulations or currency exchange rates in any of these countries, may adversely impact the Philippine economy.

In the past, the Philippines has experienced periods of slow or negative growth, high inflation, significant devaluation of the peso, imposition of exchange controls, debt restructuring and electricity shortages and blackouts. From mid-1997 to 1999, the Asian economic crisis adversely affected the Philippine economy and caused a significant depreciation of the Peso and increases in interest rates. These factors had a material adverse impact on the ability of many Philippine companies to meet their debt-servicing obligations. While the Philippines has recovered from the Asian economic crisis, it continues to face a significant budget deficit, limited foreign currency reserves and a volatile Peso exchange rate.

Political concerns, including uncertainties over the economic policies of the Philippine government, the large budget deficit and unsettled political conditions, could materially affect the financial and economic conditions of Philippine companies in which the Fund may invest. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth or contribute to prolonged periods of recession. Investments in Philippine companies will also subject the Fund to risks associated with government corruption, including lack of transparency and contradictions in regulations, appropriation of assets, graft, excessive and/or unpredictable taxation, and an unreliable judicial system.

The Philippines has historically been prone to incidents of political and religious related violence and terrorism, and may continue to experience this in the future.

The Philippines is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Philippines’ economy.

Investing in Russia

In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries,” investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for share registration in Russia and registration was carried out by the companies themselves or by registrars located throughout Russia. These registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity. In 2013, Russia implemented changes intended to enhance the efficiency and transparency of the Russian securities market and decrease risk of loss in connection with recording and transferring title to securities. However, more recently, Russia took actions that impact the custody of securities of Russian issuers and may be detrimental to the Fund’s ability to locate and recover such securities. Russia may continue to take similar actions in the future. The Fund’s investments in Russian securities may be subject to problems relating to custody, which can result in losses to the Fund.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions negatively affected Russian borrowers’ ability to access international capital markets and had a damaging impact on the Russian economy. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Russia’s government has begun to take bolder steps, including use of the military, to re-assert its regional geo-political influence. In February 2022, Russia launched a large-scale invasion of Ukraine. These steps have increased tensions between its neighbors and Western countries, which may adversely affect its economic growth. These developments may continue for some time and create uncertainty in the region. Russia’s actions have induced the United States and other countries to impose economic sanctions and may result in additional sanctions in the future. Such sanctions, which impact many sectors of the Russian economy, may cause a decline in the value and liquidity of Russian securities and adversely affect the performance of the Fund or make it difficult for the Fund to achieve its investment objectives. In certain instances, sanctions and other similar measures could prohibit the Fund from buying or selling Russian securities, rendering any such securities held by the Fund unmarketable for an indefinite period of time. In addition, such sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and issuers of securities in which the Fund invests.

Investing in Turkey

Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has also experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating.

Turkey has begun a process of privatization of certain entities and industries. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Privatized industries also run the risk of re-nationalization.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Investing in Vietnam

While Vietnam has been experiencing a period of rapid economic growth, the country remains relatively poor, with under-developed infrastructure and a lack of sophisticated or high tech industries. Risks of investing in Vietnam include, among others, expropriation and/or nationalization of assets, political instability, including authoritarian and/or military involvement in governmental decision-making, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Vietnam has at times experienced a high inflation rate, at least partially as a result of the country’s large trade deficit. The inflation rate could return to a high level and economic stability could be threatened.

Vietnam may be heavily dependent upon international trade and, consequently, may have been and may continue to be, negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy of Vietnam also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

The Vietnamese economy also has suffered from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. The government of Vietnam continues to hold a large share of the equity in privatized enterprises. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.

The government of Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers operating in Vietnam. Only a small percentage of the shares of privatized companies are held by investors. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located in Vietnam. Moreover, governmental approval prior to investments by foreign investors may be required in Vietnam and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors make investing in issuers located in Vietnam significantly riskier than investing in issuers located in more developed countries, and could a cause a decline in the value of the Fund’s shares. In addition, the government of Vietnam may levy withholding or other taxes on dividend and interest income. Although a portion of these taxes may be recoverable, any non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment in Vietnam may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of capital by foreign investors. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in Vietnam may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Current investment regulations in Vietnam require funds to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the applicable Fund.

Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation.

Forward Foreign Currency Exchange Contracts

The Fund may to the extent consistent with its investment policies, enter into forward foreign currency exchange contracts for both hedging and non-hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern or correlation between the two currencies. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposure and the currency exposure of the Fund’s performance benchmark.

The Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with U.S. counterparties). Because the Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund may not enter into such transactions unless the Fund considers the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty to be investment grade. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by the Fund include interest rate futures contracts. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, the Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When the Fund uses futures contracts for hedging purposes, the Fund may seek to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs and require posting margin.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Illiquid Investments

Pursuant to Rule 22e-4 under the Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize the Fund’s portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Investments in Unseasoned Companies

The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Investments in the Wholly-Owned Subsidiary

The Fund may invest in the GMB Subsidiary. Investments in the GMB Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “TAXATION—Fund Taxation.” The GMB Subsidiary is a limited liability company organized under the laws of the Cayman Islands, and the GMB Subsidiary is overseen by its own board of managers. The Fund is currently the sole shareholder of the GMB Subsidiary. The GMB Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although a Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the GMB Subsidiary. The GMB Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the GMB Subsidiary’s derivative positions, as well as volatility index derivatives and foreign currency transactions (including forward contracts). To the extent that a Fund invests in the GMB Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this SAI.

The GMB Subsidiary is not an investment company registered under the Act and, unless otherwise noted in the applicable Prospectuses and this SAI, is not subject to all of the investor protections of the Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the applicable Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, the Fund attempts to increase its net investment income. For additional information about the Fund’s securities lending activities for the most recent fiscal year, if any, see the section of this SAI titled “SECURITIES LENDING”.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or

U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations to return the loaned securities on demand or at the end of the agreed loan period.

Investing the collateral subjects the Fund to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investment funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If the Fund were to receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. Although the Fund will not have the right to vote its loaned securities during the period of the loan, the Fund may attempt to recall a loaned security in anticipation of a vote if it desires to do so. A recall involves the termination of the securities loan. The Fund will have the right to terminate a securities loan at any time and if the Fund does so, it is entitled to receive the loaned securities within the normal and customary settlement time for securities transactions. While certain Goldman Sachs Funds (e.g., those managed by the Fundamental Equity Team) generally will seek to recall a loaned security for the purpose of voting, other Goldman Sachs Funds (e.g., those managed by the Quantitative Investment Strategies and Quantitative Equity Strategies Teams) generally will not seek to recall a loaned security for the purpose of voting. If the Fund attempts to recall a loaned security, there is no guarantee that any such recall request will be satisfied in time for the Fund to vote the shares in question.

Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending also subjects the Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to a Fund that loans non-U.S. securities. In addition, the Fund bears the risk that the value of the securities on loan will increase while they are on loan, or that the value of the collateral will decline during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. The Fund also bears the risk that a borrower may fail to return loaned securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, the Fund may also lose its rights in the collateral. The Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities (including voting the loaned securities in question). If the Fund is not able to recover the loaned securities, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities or terminate a loan of securities to a particular borrower, the creditworthiness of the borrower will be considered and monitored throughout the period of the loan. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).

The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as the Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.

The Board of Trustees has approved the Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Certain Goldman Sachs Funds have retained an affiliate of the Investment Adviser to serve as their securities lending agent.

For its services, the securities lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under the Fund’s securities lending program, subject to certain conditions.

Options on Securities, Securities Indices and Foreign Currencies

Writing and Purchasing Call and Put Options on Securities and Securities Indices. The Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date.

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

The Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund must sell the underlying securities to the purchaser of the options if the options are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Writing and Purchasing Call and Put Options on Currency. The Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, the Fund may purchase call options on currency to seek to increase total return.

A currency call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it must sell the underlying currency (or security quoted or denominated in that currency) to the purchaser of the option if the option is exercised.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Participation Notes

The Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles

The Fund may invest in the underlying funds in reliance on Rule 12d1-4 under the Act, which allows a fund to acquire shares of an “acquired fund” in excess of the statutory limitations imposed by the Act. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to the Fund or underlying fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s asset, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of the Fund to invest in an underlying fund or may impact the investments made by the underlying fund.

The Fund may invest in securities of pooled investment vehicles, including other investment companies and ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, if the Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or a private fund if, after such purchase or acquisition, the aggregate value of the underlying fund’s investments in such investment companies and private funds would exceed 10% of the value of its total assets, subject to limited exceptions (including for investments in money market funds).

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF generally represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Portfolio Turnover

The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Securities

The Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Pre-IPO Investments

Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of the Fund ’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that the Fund does obtain with respect to any investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which the Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the Fund ’s investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for the Fund to sell these investments, subjecting the Fund to liquidity risk. Shares of privately held companies are less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of the Fund ’s investments and may adversely affect the value of these investments.

Private Investment in Public Equities (“PIPEs”)

The Fund may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Investment Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. The following highlights some of the reasons MLPs choose to issue equity through private placements:

Effective Acquisition Funding Vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

Eliminates or Reduces Equity Overhang Issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.

Broadens Investor Base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

Greater Structural Flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Investment Adviser to be likely to remain an important funding component in the MLP sector.

Avoided Cost and Uncertainty of Public Equity Issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

More Expedient Process with Limited Marketing Requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Indian Tax Risks Associated with Investing in REITs. The Indian Income-tax Act, 1961 (“IT Act”) has been amended by the Finance Act of 2020 to tax the distributions made by REITS, out of the dividends received, in the hands of the unit holders. Earlier, a company distributing dividends to a REIT, was not liable to pay dividend distribution tax on such dividends, subject to the satisfaction of certain conditions. Such dividends were considered a pass through income for the REIT and the distributions made by the REIT to the unit holders from such dividends was also exempt from tax in the hands of the non-resident unit holders. Pursuant to the Finance Act of 2020, the dividend distribution tax has been abolished. Accordingly, under the amended IT Act, a company distributing dividends to a REIT would not be liable to pay dividend distribution tax irrespective of the satisfaction of any condition. However, the amended IT Act provides that though such dividend income would continue to be treated as pass through income for the REIT, the distributions made from such dividends by the REITs may be taxed in the hands of the unit holders (i.e. investors) in the REIT depending on the taxation regime adopted by the investee company (i.e., in case the investee company opts for new tax regime and pays taxes at lower rate, then dividend distributed by such company is taxable in the hands of investors of REITs). The REITs inform the investors regarding the taxability of dividend income, and also withholds taxes at source prior to remittance of dividend to the investors. This may have a bearing on the returns of a Fund from investments in Indian REITs.

Repurchase Agreements

The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The collateral may consist of security (government or corporate) of any or no credit rating. The Fund may also enter into repurchase agreements involving obligations other than U.S. Government Securities (such as foreign government securities, commercial paper, corporate bonds, mortgage loans and equities), which may be subject to additional risks. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.

The Fund , together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.

Risks of Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box. The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Temporary Investments

The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.

The high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. Moreover, the total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

Warrants and Stock Purchase Rights

The Fund may invest in preferred stock, warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividends and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Special Note Regarding Regulatory Changes and Other Market Events

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as EURIBOR, SOFR, Term SOFR and other similar types of reference rates (each, a “Reference Rate”). All settings of LIBOR have ceased to be published and the Fund has transitioned to successor or alternative reference rates as necessary. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition.

To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On July 29, 2021, the ARRC also formally recommended the use of forward-looking Term SOFR rates published by CME Group Benchmark Administration Limited (CBA). It is expected that a substantial portion of future floating rate investments will be linked to SOFR, Term SOFR or another rate determined using SOFR. At this time, it is not possible to predict the effect of the transition to any of these reference rates.

Regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, Term SOFR and other such rates and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments, statutory replacement mechanisms or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom, the United States or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund and/or an Underlying Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s and/or an Underlying Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Underlying Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Underlying Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Underlying Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact an Underlying Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s and/or an Underlying Fund’s performance and/or NAV, and may expose a Fund and/or an Underlying Fund to additional tax, accounting and regulatory risks.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving and the scope of any potential impacts to the Fund and issuers, both from market conditions an also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact of the Fund and the issuers in which it invests.

Pursuant to regulatory changes effective May 28, 2024, many U.S. securities transitioned to a “T+1” (trade date plus one day) settlement cycle. Securities trading in many non-U.S. markets (among other securities) are not impacted by these regulatory changes and typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund with a significant portion of its assets invested in securities not subject to T+1 settlement. These risks include, but are not limited to, the need to maintain more cash and liquid securities (thereby creating cash drag on the portfolio) and a potential increase in custodial overdraft charges, in each case to facilitate settlement of Fund share redemptions on a T+1 basis.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its Investment Adviser, sub-adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

(2)

Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction. The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of [thirteen] Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established four standing committees — Audit, Governance and Nominating, Compliance and Risk Oversight, and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of [December 29, 2025] is set forth below.

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver 1951	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)

Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).

Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Cheryl K. Beebe 1955	Trustee	Since 2024

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, HanesBrands Inc. (a multinational clothing company) (2020–2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Dwight L. Bush 1957	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017); a Member of the Board of Directors of Santander Bank, N.A. (2018–2019); and a Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021–2025). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Kathryn A. Cassidy 1954	Trustee	Since 2015

Ms. Cassidy is retired. Formerly, she was Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–2025). Ms. Cassidy was also Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

John G. Chou 1956	Trustee	Since 2022

Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado 1960	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling 1962	Trustee	Since 2021

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence Hughes 1958	Trustee	Since 2024

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

John F. Killian 1954	Trustee	Since 2024

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar 1958	Trustee	Since 2024

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham 1965	Trustee	Since 2024

Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Lawrence W. Stranghoener 1954	Trustee	Since 2024

Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Brian J. Wildman	Trustee	Since 2026

Mr. Wildman is currently an Independent Business Consultant (2025–Present). Formerly, he was President, Timothy Financial Counsel Inc. (a financial planning firm) (2019–2024); and Executive Vice President, Consumer Banking and Director (2016–2019) and Chief Risk Officer (2013–2016), MB Financial Bank.

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

Interested Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* 1962	President, Principal Executive Officer and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998). President, Principal Executive Officer and

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[370]	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of June 30th following (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of [ ], Goldman Sachs Trust consisted of [84] portfolios ([80] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [15] portfolios ([13] of which offered shares to the public); Goldman Sachs Trust II consisted of [8] portfolios; Goldman Sachs ETF Trust consisted of [53] portfolios ([49] of which offered shares to the public); Goldman Sachs ETF Trust II consisted of [2] portfolios; Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio; and Innovator ETFs® Trust consisted of [209] portfolios ([179] of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of [December 29, 2025] that led the Board to conclude that such individual should serve as a Trustee.

Trustees

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015 and Chair of the Board since 2023. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2024. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications, global supply chain functions and information technology. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush. The Honorable Dwight Bush has served as a Trustee since 2020. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee, and as Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. Previously, she was a member of the Board of Directors for Vertical Aerospace Ltd., a publicly traded aerospace and technology company (2021–2025), where she served as Chair of the Audit Committee. Ms. Cassidy also held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou has served as a Trustee since 2022. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002–2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado has served as a Trustee since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling. Ms. Dowling has served as a Trustee since 2021. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007–2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2024. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2024. Mr. Killian is retired. He is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, Mr. Killian was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, he worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2024. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the

northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2024. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2024. Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Brian J. Wildman. Mr. Wildman has served as a Trustee of the Trust since 2026. He is currently an independent business consultant. From 2019–2024, he was the President of Timothy Financial Counsel Inc., a financial planning firm. From 2016–2019, Mr. Wildman served as Executive Vice President, Consumer Banking and Director of MB Financial Bank. From 2013–2016, Mr. Wildman served as MB Financial Bank’s Chief Risk Officer and was responsible for Risk Management. Prior to 2013, he was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008–2022. Based on the foregoing, Mr. Wildman is experienced with financial and investment matters

James A. McNamara. Mr. McNamara has served as a Trustee, President and Principal Executive Officer of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of [December 29, 2025] is set forth below.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 1962	President, Principal Executive Officer and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).

President, Principal Executive Officer and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 1968	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015–Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Jessica Moran 200 West Street New York, NY 10282 1984	Chief Compliance Officer	Since 2023

Vice President, Goldman Sachs (April 2017–Present).

Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 1983	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 1970	Assistant Treasurer	Since 2019

Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 1969	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Elaine Leung 30 Hudson Street Jersey City, NJ 07302 1974	Assistant Treasurer	Since 2023

Vice President, Goldman Sachs (January 2021–Present); and Associate, Goldman Sachs (March 2014–December 2020).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 1975	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 1970	Vice President	Since 2021

Managing Director, Goldman Sachs (2017–Present), Vice President (December 1999–2017); Associate (December 1996–December 1999); Associate, Discover Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Anney Chi 200 West Street New York, NY 10282 1983	Vice President	Since 2022

Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Frank Murphy 200 West Street New York, NY 10282 1974	Vice President	Since 2019

Managing Director, Goldman Sachs (2015–Present); Vice President, Goldman Sachs (2003–2014); Associate, Goldman Sachs (2001–2002); and Analyst, Goldman Sachs (1999–2001).

Vice President—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Ryan Seber 200 West Street New York, NY 10282 1989	Vice President	Since 2025

Vice President, Goldman Sachs (2017–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Alyson Shupe 200 West Street New York, NY 10282 1986	Vice President	Since 2024

Managing Director, Goldman Sachs (December 2023–Present); Head of Product Strategy (U.S. Advisor & Latin America), J.P. Morgan Asset Management (August 2018–December 2023).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 1977	Chief Legal Officer	Since 2012

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Chief Legal Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle Market Lending Fund LLC; Goldman Sachs Middle Market Lending Corp. II; and Innovator ETFs® Trust.

Secretary—Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle Market Lending Fund LLC; and Goldman Sachs Middle Market Lending Corp. II.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 1974	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022–Present); General Counsel, Exchange Traded Concepts, LLC (October 2021–September 2022); Vice President, Goldman Sachs (August 2011–October 2021); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)); and Innovator ETFs® Trust.

Shaun Cullinan 200 West Street New York, NY 10282 1979	Assistant Secretary	Since 2018

Managing Director, Goldman Sachs (2018–Present); Vice President, Goldman Sachs (2009–2017); Associate, Goldman Sachs (2006–2008); Analyst, Goldman Sachs (2004–2005).

Assistant Secretary—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Adam Pennacchio 200 West Street New York, NY 10282 1983	Assistant Secretary	Since 2024

Managing Director, Goldman Sachs (January 2024–Present); Vice President, Goldman Sachs (January 2013–December 2023); Associate, Goldman Sachs (April 2012–December 2012).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

1

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Latham serves as the Chair of the Audit Committee. The Audit Committee held [four] meetings during the fiscal year ended August 31, 2025.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Fund’s management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held [two] meetings during the fiscal year ended August 31, 2025. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance and Risk Oversight Committee has been established for the purpose of overseeing the compliance and risk oversight processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance and Risk Oversight Committee provides assistance to the full Board with respect to compliance and risk oversight matters. The Compliance and Risk Oversight Committee met [five] times during the fiscal year ended August 31, 2025. All of the Independent Trustees serve on the Compliance and Risk Oversight Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met [six] times during the fiscal year ended August 31, 2025. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM (or personnel from GSAM) will provide the Board with written reports that address the operation, adequacy and effectiveness of the Trust’s liquidity risk management and derivatives risk management programs, which are generally designed to assess and manage liquidity risk and, for Full Compliance Funds, derivatives risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance and Risk Oversight Committee meets with the CCO and representatives of GSAM’s compliance and risk oversight groups to review testing results of the Fund’s compliance policies and procedures and other compliance and risk issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Goldman Sachs Fund Complex as of [December 31, 2025], unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)		Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Gregory G. Weaver	[	]	[	]
Cheryl K. Beebe	[	]	[	]
Dwight L. Bush	[	]	[	]
Kathryn A. Cassidy	[	]	[	]
John G. Chou	[	]	[	]
Joaquin Delgado	[	]	[	]
Eileen H. Dowling	[	]	[	]
Lawrence Hughes	[	]	[	]
John F. Killian	[	]	[	]
Steven D. Krichmar	[	]	[	]
Michael Latham	[	]	[	]
Lawrence W. Stranghoener	[	]	[	]
Brian J. Wildman(2)	[	]	[	]
James A. McNamara	[	]	[	]

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund described in this SAI.
[2]	Mr. Wildman began serving as a Trustee effective April 1, 2026.

As of [December 1, 2025], the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Audit Committee, Compliance and Risk Oversight Committee, Contract Review Committee, and Governance and Nominating Committee. The Chair and Trustee designated as an “audit committee financial expert” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year [August 31, 2026]:

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended August 31, 2025		Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses		Total Compensation From Fund Complex (including the Fund)(5)
Gregory G. Weaver(1)	[	]	[	]	[	]
Cheryl K. Beebe	[	]	[	]	[	]
Dwight L. Bush	[	]	[	]	[	]
Kathryn A. Cassidy(2)	[	]	[	]	[	]
John G. Chou	[	]	[	]	[	]

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended August 31, 2025		Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses		Total Compensation From Fund Complex (including the Fund)(5)
Joaquin Delgado	[	]	[	]	[	]
Eileen H. Dowling	[	]	[	]	[	]
Lawrence Hughes	[	]	[	]	[	]
John F. Killian	[	]	[	]	[	]
Steven D. Krichmar	[	]	[	]	[	]
Michael Latham(2)	[	]	[	]	[	]
Lawrence W. Stranghoener	[	]	[	]	[	]
Brian J. Wildman(3)	[	]	[	]	[	]
James A. McNamara(4)	[	]	[	]	[	]

(1)	Includes compensation as Board Chair.
(2)	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
(3)	Mr. Wildman began serving as a Trustee effective April 1, 2026.
(4)	Mr. McNamara is an Interested Trustee due to the positions he holds with Goldman Sachs, and, as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
(5)

Represents fees paid to each Trustee during the fiscal year ended August 31, 2025 from the Goldman Sachs Fund Complex which consists of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II.

Miscellaneous

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. GSAM will also serve as investment adviser to the GMB Subsidiary. See “Service Providers” in the Fund’s Prospectuses for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Fund, including developing the Fund’s investment program. The Multi-Asset Solutions Group (“MAS”) is responsible for the Fund’s asset allocations. MAS utilizes a proprietary asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Fund, MAS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 17-18, 2025. A discussion regarding the Trustees’ basis for approving the Management Agreement is available in the Fund’s Form N-CSR for the most recent fiscal year end.

The Management Agreement will remain in effect until [June 30, 2026], and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Fund’s average daily net assets. Also included below are the actual management fee rates paid by the Fund (after reflection of any management fee waivers) for the fiscal year ended August 31, 2025. The Actual Rate may not correlate to the Contractual Rate as a result of any management fee waivers that may be in effect from time to time.

Fund	Contractual Management Fee Annual Rate	Actual Rate for the Fiscal Year Ended August 31, 2025
Global Managed Beta Fund	0.30%	0.22%

The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

For the fiscal years ended August 31, 2025, August 31, 2024 and August 31, 2023, the amounts of fees incurred by the Fund under the Management Agreement were as follows (with and without the fee limitations that were then in effect):

Global Managed Beta Fund	FiscalYear Ended August 31, 2025		FiscalYear Ended August 31, 2024		FiscalYear Ended August 31, 2023
	With Fee Limitations	Without Fee Without Limitations	With Fee Fee Limitations	Without Fee Limitations	Limitations	With Fee Limitations
	$9,529,399	$12,700,548	$7,616,756	$10,124,297	$4,709,386	$5,868,163

Unless required to be performed by others pursuant to agreements with the Fund, the Investment Adviser also performs certain administrative services for the Fund under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations;

(ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation of all of the Fund’s required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Fund’s prospectuses and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities;

(iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of August 31, 2025 unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles[1] OtherAccounts[2]		Other Accounts[2]		Registered Investment Companies		Other Pooled Investment Vehicles[1]
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Alexandra Wilson-Elizondo	13	$15,702	85	$58,193	353	$369,612	0	$—	0	$—	3	$5,511
Siwen Wu	15	$18,643	5	$3,046	1	$603	0	$—	0	$—	0	$—

Assets are preliminary, in millions of USD, unless otherwise noted.

[1]	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs (a type of open-end investment company organized outside the U.S.).
[2]

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Fund is the MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD).

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund

The following table shows the portfolio managers’ ownership, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, of shares of the Fund as of August 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager
Alexandra Wilson-Elizondo	$100,001–$500,000
Siwen Wu	$100,001–$500,000

Distributor and Transfer Agent

Distributor: Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.

Transfer Agent: Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.02% of average daily net assets of the Fund’s Institutional Shares and to [ ]% of average daily net assets with respect to the Fund’s Investor Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectus.

As compensation for services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2025, August 31, 2024 and August 31, 2023 from the Fund and for each share class then in existence as follows under the fee schedule then in effect:

	FiscalYear ended August 31, 2025	FiscalYear ended August 31, 2024	FiscalYear ended August 31, 2023
Global Managed Beta Fund*	$846,703	$674,953	$391,211

•	Goldman Sachs Global Managed Beta Fund began offering Investor Class Shares on [].

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.204% of the Fund’s average daily net assets and (ii) reduce or limit “Other Expenses” in an amount equal to any management fee it earns as the investment adviser to any of the affiliated money market funds in which the Fund invests. These arrangements will remain in effect through at least [December 29, 2026], and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year.

Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.

For the fiscal years ended August 31, 2025, August 31, 2024 and August 31, 2023, the amount of certain “Other Expenses” of the Fund were reduced or otherwise limited by the Investment Adviser as follows under the expense limitations that were then in effect:

	FiscalYear Ended FiscalYear Ended		FiscalYear Ended
Fund	August 31, 2025	August 31, 2024	August 31, 2023
Global Managed Beta Fund	$0	$0	$0

Custodian and Sub-Custodians

State Street, One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the Fund’s portfolio securities and cash. The custodian also maintains the Fund’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Registered Public Accounting Firm

[ ], [ ], is the Fund’s independent registered public accounting firm. In addition to audit services, [ ] provides assistance on certain non-audit matters.

Securities Lending

Pursuant to an agreement between the Fund and the Bank of New York Mellon (“BNY”), the Fund may lend its securities through BNY as securities lending agent to certain qualified borrowers, including Goldman Sachs and its affiliates (the “Securities Agency Lending Agreement”). As securities lending agent of the Fund, BNY administers the Fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Fund from each borrower. BNY also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, BNY is authorized to exercise contractual remedies as securities lending agent to the Fund and, pursuant to the terms of the Securities Lending Agency Agreement, has agreed to indemnify the Fund for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. BNY may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agency Agreement. BNY maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

For the fiscal year ended August 31, 2025, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Gross Income from Securities Lending Activities[1]	$136,066

Fees and/or Compensation for Securities LendingActivities and Related Services
Revenue Split[2]	9,963
Cash Collateral Management Fees[3]	1,617
Administrative Fees	—
Indemnification Fees	—
Rebates to Borrowers	2,431
Other Fees	—
Aggregate Fees/Compensation for Securities LendingActivities	14,011
Net Income from the Securities Lending Activities	122,055

[1]

Gross income includes income from the reinvestment of cash collateral, premium income (i.e., rebates paid by the borrower to the lending Fund), loan fees paid by borrowers when collateral is noncash, management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed, and any other income.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to BNY.

3

Cash collateral management fees include the contractual management fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split. The contractual management fees are derived from the pooled cash collateral reinvestment vehicle’s most recently available prospectus or offering memorandum. Actual fees incurred from a pooled cash collateral reinvestment vehicle may differ due to other expenses, fee waivers and expense reimbursements.

Amount shown above may differ from amounts disclosed in the Fund’s financial statements as a result of timing differences, reconciliations, and certain other adjustments.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV.A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the

Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities).

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Investment Adviser’s discretion, and including investments sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Accounts through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the Investment Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no general or other obligation or duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Investment Adviser or affiliates of the Investment Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.

Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted policies and procedures relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to such policies and procedures, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis, including that an Account may bear more than its pro rata share of such broken-deal expenses.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the Investment Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.

Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Investment Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Investment Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.

Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Investment Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Investment Adviser) is providing advice. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of the Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Investment Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Investment Adviser) may determine to seek a liquidation, reorganization or restructuring that causes the Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest (or in which the Fund acquires an interest in the future) may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency or other hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on a Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets. Goldman Sachs’ compensation in connection with these engagements may be substantial and is usually based upon sales proceeds and contingent, in substantial part, upon a sale. As a result, in situations where sellers require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets. Accounts can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in a company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an equity or debt investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.

Allocation of Personnel, Services and/or Resources

Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Investment Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading–Participation or Interest in Client Accounts–Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure”) of the Investment Adviser’s Form ADV. For a more detailed discussion of these policies and procedures, see the section of this SAI titled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

Subject to applicable law, the Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

During the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid brokerage commissions as follows:

Fiscal Year Ended August 31, 2025	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid For Proprietary Research[3]
Global Managed Beta Fund	$272,952	$1,099(0.40%	)	$11,706,059,055(0%	)	$0	$0

Fiscal Year Ended August 31, 2024	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid For Proprietary Research[3]
Global Managed Beta Fund	$324,154	$0(0%	)	$10,376,241,933(0%	)	$0	$0

Fiscal Year Ended August 31, 2023	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid For Proprietary Research[3]
Global Managed Beta Fund	$153,127	$0(0%	)	$4,411,302,210(0%	)	$0	$0

1 Percentages refer to percentage of total commissions paid to Goldman Sachs.
2 Percentages refer to percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

3  The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

The Fund’s Investments in Regular Broker-Dealers

During the fiscal year ended August 31, 2025, the Trust’s regular “broker-dealers,” as defined in Rule 10b-1 under the Act, were: [Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Susquehanna Financial Group, LLP, UBS Securities LLC, and Wells Fargo Securities, LLC.]

As of August 31, 2025, the Fund held the following amounts in securities of its regular broker-dealers:

Broker-Dealer	Amount
[Barclays Capital Inc.]	$	[234,613	]
[BofA Securities, Inc.]	$	[1,701,464	]
[Citigroup Global Markets Inc.]	$	[978,833	]
[J.P. Morgan Securities LLC]	$	[5,473,787	]
[Morgan Stanley & Co. LLC]	$	[1,427,303	]
[Wells Fargo Securities, LLC]	$	[1,706,139	]

NET ASSET VALUE

In accordance with procedures approved by the Trustees, the NAV per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Trustees. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designed to perform fair valuations pursuant to Rule 2a-5 under the Act. Portfolio securities of the Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time);

(xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund or series except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to the Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither the Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

As discussed in more detail under “NET ASSET VALUE,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The fiscal year end for the Fund is August 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of [ ], the Trustees have authorized the issuance of two classes of shares of the Fund: Institutional Shares and Investor Shares. Additional series and classes may be added in the future.

Each Institutional Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. With limited exceptions, Institutional Shares may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus. In addition, the fees and expenses set forth below for Institutional Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Fund’s Prospectus.

Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution’s customers.

Investor Shares are sold at NAV without a sales charge. Investor Shares are not sold directly to the public. Instead, Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs

(“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor Shares through an Intermediary using a plan level or omnibus account.

Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Investor Shares.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at anytime, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectuses. The discussions below and in the Prospectuses are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on [December 29, 2025] which are subject to change. Future changes in tax laws may adversely impact the Fund and its shareholders.

Fund Taxation

The Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury Regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

The Fund may invest in the Subsidiary. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with the Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings on a prospective basis.

Treasury Regulations generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if

(A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or

(B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

In reliance on an opinion of counsel, the Fund may gain exposure to volatility index derivatives and the commodity markets through investments in the Subsidiary.

The tax treatment of the Fund’s investments in the Subsidiary could affect whether income derived from such investment is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses, for Fund shareholders.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.

The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, the Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on August 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. As of August 31, 2025, the Fund had no capital loss carryforwards.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, the Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or 91 days during the 181-day period beginning 90 days before the Fund’s ex-dividend date in the case of certain preferred stock dividends paid by the Fund) and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock (or for 91 days during the 181-day period beginning 90 days before the ex-dividend date of the stock in the case of certain preferred stock). The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s hedging activities, securities lending activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from the Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of the Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. Applicable Treasury Regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders – Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

The Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 24% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. The Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are reported as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on distributions of certain qualified interest income and/or short-term capital gains that are reported by the Fund. It is expected that the Fund will generally report short-term capital gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to qualified interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of [ ], independent registered public accounting firm for the Fund, contained in the Fund’s Form N-CSR for the most recent fiscal year end are hereby incorporated by reference. The audited financial statements in the Fund’s Form N-CSR have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Fund’s financial information may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, 71 South Wacker Drive, Suite 1200, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Fund’s Prospectus.

PROXY VOTING

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website, or will be available as soon as reasonably practicable after the Fund’s latest filing on Form N-PX with the SEC, at dfinview.com/GoldmanSachs and on the SEC’s website at www.sec.gov. This information may also be obtained upon request and without charge by calling Goldman Sachs & Co. LLC at the toll-free telephone number listed on the front cover of this SAI.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of a Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by a Fund), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the Intermediaries as described in a Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, a Fund and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Funds and/or sale of shares of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any recipient in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through a recipient.

These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by a Fund with respect to those assets.

In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The recipient may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies over time or as the dollar value of the amount sold or invested through an Intermediary or other person increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

For the year ended December 31, 2024, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 222 recipients, totaling approximately $345 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to a Fund, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. During the year ended December 31, 2024, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2024 are not reflected. Additional persons may receive payments in 2025 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker-Dealer, Inc.

ADP LLC

ADP, Inc.

Alight Solutions LLC

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Amalgamated Bank of Chicago

American Bank NA

American Enterprise Investment Services, Inc. (AEIS)

American General Life Insurance Company

American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)

American United Life Insurance Company

Ameriprise Financial Services LLC/Ameriprise financial Services Inc.

ANB Bank

Ascensus, LLC.

Associated Trust Company, N.A.

Axcelus Financial Life Insurance

Banc of America Securities LLC

BancFirst

BancorpSouth

Bank of New York

Bankers Trust Company

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BMO Private Bank (WM)

BMO Trust & Custody

BNY Mellon National Association

BOSC, Inc.

Branch Banking and Trust Company

Brighthouse Life Insurance Company

Brown Brothers Harriman & Co.

Busey Bank

C.M. Life Insurance Company

California Department of Human Resources

Catalyst Corporate Federal Credit Union

Cetera Advisor Networks LLC

Cetera advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.

Citi Custody

Citibank N.A.

Citigroup Global Markets, Inc.

Citizens Bank National Association

CME Shareholder Servicing LLC

Comerica Bank

Comerica Securities, Inc.

Commerce Bank

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Continental Stock Transfer & Trust Company

Country Club Bank

Credit Suisse Securities (USA) LLC

Daily Access Concepts

Dain Rauscher Inc.

Delaware trust

Deutsche Bank Trust Company Americas

Diversified Investment Advisors

Drexel Hamilton, LLC

Edward D. Jones & Co., L.P.

Enterprise Bank & Trust

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

First Allied Securities Inc

First Commercial Bank, N.A.

First Hawaiian Bank

First National Bank of Omaha

FIS Business Systems LLC

Forethought Life Insurance Company

Fulton Bank, N.A.

Fulton Financial Advisors, National Association

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

Genworth Life Insurance Company of New York

GreatBanc Trust Co.

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

GW Capital Management, LLC

GWFS Equities, Inc.

GWFS Equities, Incorporated

HANCO

Hartford Life Insurance Company

Hazeltree Fund Services, Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank U.S.A., N.A.

HSBC Bank USA

Hunt, Dupree & Rhine

Huntington National Bank

Huntington Securities

ICMA RC-Services, LLC

ICMA Retirement Corporation

Institutional Bond Networks

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Investmart, Inc.

J.P. Morgan Institutional Investments Inc., (“JPMorgan”)

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

Jefferson Pilot Financial Insurance Company

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc

Key Bank N.A.

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

LOOP CAPITAL MARKETS LLC

LPL Financial Corporation

LPL Financial LLC

M&I Brokerage Services, Inc.

M&I Data Services (division of The Marshall & Ilsley Corporation)

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company

MassMutual Retirement Services, LLC

Matrix Financial Solutions

Matrix Trust Company

McCready and Keene, Inc

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MidFirst Bank

Midland National Life Insurance Company

Midwest Institutional Trust

Minnesota Life Insurance Company

MML Distributors, LLC

Moreton Capital Markets, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

MSCS Financial Services, LLC

MSEC, LLC

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Group, Inc.

Newport Retirement Services, Inc.

Ohio National Equities, Inc.

Oppenheimer & Co. Inc.

Pacific Life & Annuity Company

Pacific Life Insurance Company

Parkside Financial Bank & Trust

Pershing LLC

PNC Bank, N.A.

PNC Bank, National Organization

PNC Capital Markets LLC

Principal Bank

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company

PruCo Life Insurance Company of New Jersey

R. SEELAUS & CO., LLC

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

RFS Opco LLC

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Distributors, Inc.

Signature Bank

Standard Insurance Company

State Street Bank and Trust Company

State Street Global Markets, LLC

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Sungard Institutional Brokerage, Inc.

SunTrust Bank

SunTrust Robinson Humphrey, Inc.

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Inc.

TD Bank National Association

Teachers Insurance and Annuity Association of America

The Glenmede Trust Company N.A.

The Lincoln National Life Insurance Company

The Northern Trust Company

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Travelers Insurance Company

The Travelers Life and Annuity Company

The United States Life Insurance Company in the City of New York

The Vanguard Group, Inc.

The Variable Annuity Life Insurance Company

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank, N.A.

UBS Financial Services Inc.

Umpqua Bank

Union Bank and Trust Company

Union Bank, N.A.

United of Omaha Life Insurance Company

VALIC Retirement Services Company

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Bank

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC.

Wells Fargo Corporate Trust Services

Wells Fargo Securities LLC

Western Alliance Bank

Wilmington Trust Retirement and Institutional Services Company

Zions Bank

Zurich American Life Insurance Company

Your Authorized Dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectuses. Shareholders should contact their Authorized Dealer or other Intermediary, or any other person that provides services to you, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information

The Board of Trustees of the Trust and the investment advisers to the series of the Trust (collectively, the “Investment Adviser”) have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the

Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website or is otherwise publicly available.

Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Trust’s publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of a Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ custodian; the Funds’ legal counsel—Dechert LLP; the Funds’ tax service provider—Deloitte & Touche LLP; the Funds’ financial printer—Donnelley Financial Solutions Inc.; the Funds’ proxy voting service—ISS; the Funds’ class action processing service provider—Financial Recovery Technologies, LLC; the Investment Company Institute; and iMoneyNet (in connection with services it provides with respect to the posting of information to certain web portals, as discussed below). KPMG LLP, an investor in one or more series of the Trust, also receives certain non-public portfolio holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to S&P Global Ratings to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. In addition, one or more series of the Trust may provide non-public portfolio holdings information to Cohen Fund Audit Services, a provider of audit and tax services. From time-to-time, certain Funds may provide non-public portfolio holdings information to prospective purchasers of a Fund’s legal claims. In each of these instances, these entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. In addition, certain Goldman Sachs Tax Exempt Funds provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information of one or more series of the Trust (which may include one or more of the Funds) is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of [December 29, 2025], the broker-dealers receiving this information were as follows: [280 Securities, Axioma, Inc., BofA Securities Inc. Futures, Barclays Capital Inc., BB&T Capital Markets, Belle Haven Investments, Brean Capital, LLC, Brownstone Investment Group LLC, Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Crews & Associates, Inc., Credit Suisse Securities (USA) LLC, DA Davidson & Co., Dougherty & Company, LLC, FMSBond, Inc., George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hilltop Securities Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, Inc., J.P. Morgan Securities LLC, Keybanc Capital Markets Inc., Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow Financial Inc., Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Sandler & Co., PNC Capital Markets LLC,

Ramirez & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets, RiskMetrics Solutions, LLC, R. Seelaus & Co., Inc., Siebert Williams Shank & Co., LLC, Stephens Inc., Stifel, Nicolaus &Company, Inc., TD Securities, LLC, Tradeweb Markets, LLC, Truist Financial Corporation, Truist Securities, Inc., US Bancorp, US Bank Global Corporate Trust/Custody, Virtus Capital Markets LLC, Wells Fargo Securities, LLC and Ziegler Capital Markets]. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.

The Fund currently intends to publish complete portfolio holdings on the Trust’s website (am.gs.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.

The Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included on Form N-CSR and the Fund’s complete schedule of portfolio holdings for the first and third quarter of each fiscal year is included on the Fund’s website. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about the Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:

•

Asset Allocation Information–The allocation of the Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.

•

Financial Characteristics Information–The financial characteristics of the Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).

In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Investor Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Portfolio Characteristics Information (Except for Aggregate Liquidity Classification Information)

Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

Aggregate Liquidity Classification Information

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

In addition, the Fund currently intends to publish certain portfolio characteristics information on the Trust’s website (am.gs.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Disclosure of Current NAV Per Share

The Fund’s current NAV per share is available through the Fund’s website at am.gs.com without charge or by contacting the Fund at 1-800-526-7384.

Miscellaneous

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by the Fund are reflected in account statements from the Transfer Agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit

As of August 31, 2025, the Fund participated in a $1,300,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2025, the Fund did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.

In cases where the Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

As of [ ], the following shareholders were shown in the Trust’s records as owning more than 5% of any class of the Fund’s Shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of the Fund’s Shares:

Class	Name/Address	Percentage of Class
Institutional	[GE Healthcare Pension Master Trust, 500 W Monroe, Chicago, IL 60661-3671]	[13.84%]
Institutional	[UPS Group Trust, 55 Glenlake Parkway NE, Atlanta, GA 30328-3474]	[10.41%]
Institutional	[KPMG Pension Plan, 3 Chestnut Ridge Road, Montvale, NJ 07645-1842]	[8.78%]
Institutional	[Westrock Company Master Retirement Trust, 1000 Abernathy Rd. NE, Atlanta, GA 30328-5602]	[7.65%]
Institutional	[Baxter International Inc. and Subsidiaries Pension Trust, 1 Baxter Pkwy, Deerfield, IL 60015-4634]	[5.95%]

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“S&P”) short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1”– A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”– A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”– A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

1-A

Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”– Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”– Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”– Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”– Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”– Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS, Inc. (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”– Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”– Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”– Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”– An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”– An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”– An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”– An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”– Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”– Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”– Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”– Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”– Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C”– A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “ ”also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”– Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”– Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “A”category.

“C”– A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels– “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

6-A

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

7-A

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

8-A

APPENDIX B GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

Effective March 2025

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

1. Business Items	2-B
2. Board of Directors	3-B
3. Executive and Non- Executive Compensation	8-B
4. Shareholders Rights and Defenses	11-B
5. Strategic Transactions and Capital Structures	12-B
6. Other Management and Shareholder Proposals	14-B

Region: Europe, Middle East and Africa (EMEA) Proxy Items

1. Business Items	16-B
2. Board of Directors	17-B
3. Remuneration	22-B
4. Shareholder Rights and Defenses	23-B
5. Strategic Transactions, Capital Structures and other Business Considerations	23-B
6. Other Management and Shareholder Proposals	25-B

Region: Asia Pacific (APAC) Proxy Items

1. Business Items	27-B
2. Board of Directors	28-B
3. Remuneration	32-B
4. Shareholder Rights and Defenses	34-B
5. Strategic Transactions, Capital Structures and other Business Considerations	34-B
6. Other Management and Shareholder Proposals	36-B

Region: Japan Proxy Items

1. Operational Items	37-B
2. Board of Directors and Statutory Auditors	38-B
3. Compensation	42-B
4. Shareholder Rights and Defenses	42-B
5. Strategic Transactions and Capital Structures	42-B
6. Other Management and Shareholder Proposals	43-B

1-B

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Business Items

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current jurisdiction of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

Virtual Meetings

Generally vote FOR management proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

2-B

Generally vote FOR shareholder proposals requesting in person shareholder meetings if a meeting of shareholders is held exclusively through the use of online technology without a corresponding in-person meeting.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals (United States)

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Amend Articles of Incorporation to Provide for Officer and Director Exculpation (United States)

Generally vote FOR management proposals to amend the company’s certificate of incorporation to reflect new Delaware law provisions regarding officer and director exculpation.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Disclosure of named nominees

3-B

•	Overboarded directors

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Commitments

Generally vote AGAINST or WITHHOLD from individual directors who, without further explanation:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Director Independence (United States)

At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company; and

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

4-B

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Generally vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Committee Responsibilities and Expectations

The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

We generally support incumbent directors, taking into consideration the below factors.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material information;

5-B

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee

Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee (North America)

Vote CASE-BY-CASE on members of the Compensation Committee, factors considered may include whether:

•

We voted against the company’s management say on pay proposal (MSOP) in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast; or

•	The MSOP or equity-based incentive plan proposal item is not on the ballot and the company maintains problematic pay practices.

Nominating/Governance Committee

Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:

•

A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration;

•	The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices;

•	If the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years;

6-B

•

A company maintains a classified board structure without a sunset provision, has opted into, or failed to opt out of, state laws requiring a classified board structure or has a capital structure with unequal voting rights (United States);

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders; or

•	The board has materially limited shareholders’ right to proxy access (United States).

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Proxy Access (United States)

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses

7-B

Other Board Related Proposals (Management and Shareholder)

Generally vote AGAINST management and shareholder proposals introducing classified boards.

Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.

Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Proposals Regarding Board Declassification

We will generally vote FOR management and shareholder proposals regarding the adoption of a declassified board structure.

Majority Vote Shareholder Proposals

We will generally vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative voting unless the company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive and Non- Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

8-B

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

Equity Compensation Plans

We will generally vote FOR management proposals on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors may cause a vote AGAINST, other reasons to consider a vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals (North America)

Generally vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

We will generally vote FOR management proposals for an advisory vote on executive compensation considering the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals on an advisory vote on executive compensation may include:

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;

•	Long term incentive awards consisting of less than 50% performance-based awards;

•	Lack of the board’s response to failed MSOP vote the previous year;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment or retention contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Extraordinary relocation benefits;

•	Long term incentive awards evaluated over a time period of less than three years;

•	The board used discretion without sufficient disclosure;

•	The board changed the targets and/or performance metrics during the pay period;

•	The board awarded a multi-year guaranteed cash bonus or non-performance equity award;

•	The board retested performance goals or awarded a pay for failure pay plan;

•	The plan allows for the single trigger acceleration of unvested equity awards and/or provides excise tax gross ups;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts; and

•	The board has adopted other pay practices that may increase risk to shareholders.

9-B

Other Compensation Proposals and Policies

Employee Stock Purchase Plans – Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market; and

•	Participants—executive officers and directors should be excluded.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Generally vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination ofAccelerated Vesting in the Event of a Change in Control

Generally vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based Equity Awards and Pay-for-Superior-Performance Proposals

Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

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4. Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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5. Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

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Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally vote FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks; and

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

6. Other Management and Shareholder Proposals

Overall Approach

Management and shareholder proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating management and shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

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•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Region: Europe, Middle East and Africa (EMEA) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Business Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed. Appointment of Auditors and Auditor Fees

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR management proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of

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directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Disclosure of named nominees

•	Overboarded directors

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company; and

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

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•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Generally vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

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•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

We generally support incumbent directors, taking into consideration the below factors.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee

Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

Vote CASE-BY-CASE on members of the Remuneration Committee, factors considered may include whether:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast; or

•	The MSOP or equity-based incentive plan proposal item is not on the ballot and the company maintains problematic pay practices.

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Nominating/Governance Committee

Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:

•

A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration;

•	The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; or

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Generally vote AGAINST management and shareholder proposals introducing classified boards.

Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.

Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

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•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

Remuneration Plans

When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals on an advisory vote on executive compensation may include:

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;

•	Long term incentive awards consisting of less than 50% performance-based awards;

•	Lack of the board’s response to failed MSOP vote the previous year;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment or retention contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions; and

•	Extraordinary relocation benefits.

Non-Executive Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

4. Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

5. Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

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Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally vote FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks; and

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

6. Other Management and Shareholder Proposals

Overall Approach

Management and shareholder proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

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•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating management and shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Region: Asia Pacific (APAC) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see the Japan Proxy Items section.

1. Business Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed. Appointment of Auditors and Auditor Fees

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association and Company Bylaws

Vote amendments to the articles of association and Company Bylaws on a CASE-BY-CASE basis.

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Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

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•	Director terms

•	Bundling of proposals to elect directors

•	Disclosure of named nominees

•	Overboarded directors

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company; and

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

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•

In markets where local regulations or standards require a maximum tenure, directors with excess tenure will be considered non-independent, except in certain cases where the company discloses a clear justification; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Generally vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

We generally support incumbent directors, taking into consideration the below factors.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

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•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee

Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Generally vote AGAINST Audit Committee members who are classified as promoters or beneficial owners in the company (India).

Remuneration Committee (Australia)

Vote CASE-BY-CASE on members of the Remuneration Committee, factors considered may include whether:

•

We voted against the company’s Remuneration Report in the previous year, the company’s previous Remuneration Report received significant opposition of votes cast and we are voting against this year’s Remuneration Report; or

•	The remuneration structure is widely inconsistent with local market best practices or regulations.

Nominating Committee

Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:

•

A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration; or

•	The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

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•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Generally vote AGAINST management and shareholder proposals introducing classified boards.

Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.

Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

Remuneration Reports (Australia)

Vote CASE-BY-CASE on management proposals for a vote on remuneration reports, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

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When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals the company’s remuneration report may include:

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;

•	Long term incentive awards consisting of less than 50% performance-based awards;

•	Lack of the board’s response to failed MSOP vote the previous year;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment or retention contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions; and

•	Extraordinary relocation benefits.

Equity-based / Stock Option Compensation Plans

Vote CASE-BY-CASE on equity compensation plans, considering factors such as:

•	Level of potential dilution (generally within 5% for mature companies and 10% for growth companies, or within local market best practices);

•	Length of vesting period;

•	Appropriate performance hurdles;

•	Adequate disclosure of the remuneration plan;

•	Governance and administration of the remuneration plan; and

•	Any other concerns which may negatively impact shareholder value or alignment of incentives.

Non-Executive Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

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4. Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

5. Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law (50% in Singapore).

Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law (15% in Australia, 10% in Hong Kong and Singapore Mainboard).

Generally vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital (India).

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

•

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

•	Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

•	Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Debt Issuance Requests

•	Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

•

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

•	Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

•	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally vote FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks; and

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•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

6. Other Management and Shareholder Proposals

Overall Approach

Management and shareholder proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating management and shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

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•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Region: Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1. Operational Items

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed. Appointment of Auditors and Auditor Fees

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position;

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote AGAINST management proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2. Board of Directors and Statutory Auditors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in this market. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Disclosure of named nominees

•	Overboarded directors

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•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Generally vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Generally vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Director Independence

Classification of Directors

Inside Director

•	Employee or executive of the company; and

•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is/was also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•	Individuals who are employees or were previously employed at main lenders/banks of the company;

•	Relative of a current employee of the company or its affiliates;

•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•	Any director who has served at a company as an outside director for 12 years or more;

•	Any additional relationship or principle considered to compromise independence

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

At companies adopting a board with a statutory auditor committee structure or an audit committee structure, generally vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors. Additionally, if the company is a member of the TOPIX 100 index, generally vote AGAINST top executives when less than 1/2 of the board consists of outside directors.

At companies adopting an audit committee structure, generally vote AGAINST affiliated outside directors who are audit committee members.

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At companies adopting a U.S.-type three committee structure, generally vote AGAINST members of the Nominating Committee when less than a majority of the board consists of independent outside directors.

At controlled companies adopting board with a statutory auditor structure or an audit committee structure, generally vote AGAINST top executives if the board does not consist of majority independent outside directors.

Director Accountability

Generally vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Committee Responsibilities and Expectations

The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.

We generally support incumbent directors, taking into consideration the below factors.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Generally vote AGAINST members of the Nominating Committee or top executives if the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

40-B

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Generally vote AGAINST management and shareholder proposals introducing classified boards.

Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.

Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections

Generally vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Generally vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions or conflicts of interest;

•	There are any records of abuses against minority shareholder interests;

•	The board fails to meet minimum corporate governance standards;

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

41-B

3. Compensation

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

4. Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5. Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions, and third-party share issuance requests, taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

42-B

Dual Class Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding. The increase should also not be intended as a takeover defense.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote CASE-BY-CASE on any requests to issue or modify preferred shares or other share classes

Share Repurchase Plans

We will generally vote FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

6. Other Management and Shareholder Proposals

Overall Approach

Management and shareholder proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating management and shareholder proposals, the following factors are generally considered:

43-B

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

Ift the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

44-B

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

	(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

	(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

	(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

	(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(33)	Amendment No. 32 dated December 14, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(63)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(64)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(65)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(66)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(67)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(68)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(69)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(70)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(71)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(72)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(73)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(74)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(75)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(76)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(77)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(78)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 26, 2013)

(79)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(80)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(81)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(82)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(83)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(84)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(85)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(86)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(87)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

(88)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(89)	Amendment No. 88 dated December 17, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 511 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 18, 2015)

(90)	Amendment No. 89 dated February 11, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 526 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2016)

(91)	Amendment No. 90 dated April 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 551 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2016)

(92)	Amendment No. 91 dated May 23, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(93)	Amendment No. 92 dated June 16, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(94)	Amendment No. 93 dated August 18, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 577 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 25, 2016)

(95)	Amendment No. 94 dated December 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 582 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2016)

(96)	Amendment No. 95 dated February 16, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 595 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2017)

(97)	Amendment No. 96 dated April 19, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 610 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2017)

(98)	Amendment No. 97 dated June 15, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 618 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 16, 2017)

(99)	Amendment No. 98 dated August 17, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(100)	Amendment No. 99 dated October 12, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 629 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 13, 2017)

(101)	Amendment No. 100 dated December 13, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 634 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 15, 2017)

(102)	Amendment No. 101 dated February 15, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 652 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2018)

(103)	Amendment No. 102 dated June 14, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 700 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 15, 2018)

(104)	Amendment No. 103 dated October 11, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 713 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 14, 2018)

(105)	Amendment No. 104 dated December 13, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 713 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 14, 2018)

(106)	Amendment No. 105 dated February 13, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 745 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

(107)	Amendment No. 106 dated June 12, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 760 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2019)

(108)	Amendment No. 107 dated August 14, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 768 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 6, 2019)

(109)	Amendment No. 108 dated August 29, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 768 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 6, 2019)

(110)	Form of Amendment No. 109 dated February 12, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 792 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2020)

(111)	Form of Amendment No. 110 dated April 15, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 799 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2020)

(112)	Amendment No. 111 dated June 17, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 808 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 26, 2020)

(113)	Amendment No. 114 dated December 16, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 835 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2021)

(114)	Amendment No. 115 dated June 16, 2021 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 845 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2021)

(115)	Amendment No. 116 dated August 18, 2021 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 846 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 20, 2021)

(116)	Amendment No. 117 dated February 9, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 859 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2022)

(117)	Amendment No. 118 dated April 13, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 865 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2022)

(118)	Amendment No. 119 dated June 15, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 867 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 22, 2022)

(119)	Amendment No. 120 dated October 12, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 876 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2022)

(120)	Amendment No. 121 dated June 14, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 892 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 27, 2023)

(121)	Amendment No. 122 dated August 22, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 893 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 19, 2023)

(122)	Amendment No. 123 dated December 13, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(123)	Amendment No. 124 dated February 14, 2024 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 899 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2024)

(124)	Amendment No. 125 dated April 18, 2024 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

	(125)	Amendment No. 126 dated February 12, 2025 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 922 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2025)

	(126)	Amendment No. 127 dated April 16, 2025 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 928 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2025)

	(127)	Amendment No. 128 dated August 5, 2025 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 936 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 8, 2025)

	(128)	Amendment No. 129 dated December 10, 2025 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 941 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 19, 2025)

	(129)	Amendment No. 130 dated January 22, 2026 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post Effective Amendment No. 947 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 3, 2026)

	(130)	Amendment No. 131 dated February 12, 2026 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post Effective Amendment No. 948 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 2026)

	(131)	Amendment No. 132 dated April 22, 2026 to the Agreement and Declaration of Trust dated January 28, 1997 (filed herewith)

(b)	Amended and Restated By-laws of Goldman Sachs Trust dated July 23, 2020 (incorporated by reference from Post-Effective Amendment No. 820 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2020)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Adjustable Rate Government Fund), and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

	(6)	Management Agreement dated January 1, 1998 between Registrant, on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(7)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 716 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2018)

	(8)	Amended Annex A dated February 12, 2026 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 956 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 17, 2026)

(9)	Sub-Advisory Agreement effective January 7, 2021 between Goldman Sachs Asset Management, L.P. and CoreCommodity Management, LLC, on behalf of the Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 838 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 30, 2021)

(10)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(11)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(12)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(13)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(14)	Assumption Agreement dated September 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund and Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 626 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 15, 2017)

(15)	Assumption Agreement dated November 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 633 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 30, 2017)

(16)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Dynamic Global Equity Fund (formerly, Goldman Sachs Aggressive Growth Strategy Portfolio) and Goldman Sachs Balanced Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Growth Strategy Portfolios (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

	(17)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Tax-Free Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(18)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Adjustable Rate Government Fund) (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(19)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Government Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(20)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Core Fixed Income Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

	(21)	Management Agreement dated August 14, 2014 between Registrant, on behalf of Goldman Sachs Long Short Fund, and GS Investment Strategies, LLC (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(e)	(1)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

	(2)	Amended Exhibit A dated February 12, 2026 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 956 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 17, 2026)

(f)	Not applicable

(g)	(1)	Custodian Contract dated July 15, 1991, between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

	(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(4)	Fee schedule dated April 12, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Growth and Goldman Sachs Growth Opportunities Funds) (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(5)	Fee schedule dated October 1, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Large Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999)

(6)	Fee schedule dated January 12, 2000 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(7)	Fee schedule dated January 6, 2000 relating to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(8)	Fee schedule dated April 14, 2000 relating to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(9)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(10)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to the Custodian Contract dated April 6, 1990 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to the Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(12)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(13)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(14)	Amendment dated August 1, 2001 to the Custodian Contract dated April 16, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(15)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(16)	Letter Amendment dated May 22, 2002 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(17)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(18)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(19)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(20)	Letter Amendment dated February 8, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Commodity Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(21)	Letter Amendment dated March 14, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(22)	Letter Amendment dated April 23, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(23)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(24)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Small Cap Insights Fund (formerly, Goldman Sachs Structured International Small Cap Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(25)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Emerging Markets Equity Insights Fund (formerly, Goldman Sachs Structured Emerging Markets Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(26)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(27)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(28)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Tax-Managed Equity Fund (formerly, Goldman Sachs Structured International Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(29)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(30)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(31)	Letter Amendment dated November 28, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(32)	Letter Amendment dated September 17, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Insights Fund (formerly, Goldman Sachs Structured International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(33)	Letter Amendment dated November 19, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund)) (incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009)

(34)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(35)	Letter Amendment dated December 31, 2010 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Imprint Emerging Markets Opportunities Fund (formerly, Goldman Sachs N-11 Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(36)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(37)	Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(38)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(39)	Letter Amendment dated December 14, 2011 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Managed Futures Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(40)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(41)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013)

(42)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(43)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund)) (incorporated by reference from Post-Effective Amendment No. 395 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(44)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(45)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund)) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(46)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(47)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(48)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, LLC) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(49)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, LLC) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(50)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(51)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TTIF, LLC) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(52)	Amendment dated April 22, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(53)	Amendment dated October 20, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Federal Instruments Fund) (incorporated by reference from Post-Effective Amendment No. 518 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(54)	Amendment dated January 6, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Investor Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(55)	Amendment dated March 1, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(56)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund), (incorporated by reference from Post-Effective Amendment No. 568 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

(57)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, LLC) (incorporated by reference from Post-Effective Amendment No. 49 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(58)	Letter Amendment dated November 30, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(59)	Amendment dated July 16, 2015 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Global Real Estate Securities Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(60)	Letter Amendment dated September 20, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP & Energy Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(61)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(62)	Letter Amendment dated August 19, 2016 to the Custodian Contract dated July 15, 1991 between Registrant, Goldman Sachs Trust II and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 64 (identified as Post-Effective Amendment No. 59 on the facing page) to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(63)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Access Treasury 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(64)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(65)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman ETF Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(66)	Amendment dated March 12, 2018 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs ESG Emerging Markets Equity Fund) (incorporated by reference from Post-Effective Amendment No. 699 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 30, 2018)

	(67)	Letter Amendment dated April 6, 2018 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2060 Portfolio) (incorporated by reference from Post-Effective Amendment No. 83 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed October 24, 2018)

	(68)	Amendment dated February 5, 2019 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Municipal Income Completion Fund) (incorporated by reference from Post-Effective Amendment No. 745 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

	(69)	Amendment dated December 10, 2018 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

	(70)	Amendment dated October 23, 2019 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Income Fund) (incorporated by reference from Post-Effective Amendment No. 776 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2019)

	(71)	Amendment dated July 12, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

	(72)	Amendment dated June 17, 2020 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Clean Energy Income Fund and Goldman Sachs Defensive Equity Fund) (incorporated by reference from Post-Effective Amendment No. 808 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 26, 2020)

	(73)	Amendment dated March 10, 2022 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, and Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(74)	Amendment dated August 5, 2022 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, and Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(75)	Letter Amendment dated December 16, 2022 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(76)	Amendment dated October 12, 2023 to the Custody Agreement between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust , Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated February 12, 2026 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Post-Effective Amendment No. 956 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 17, 2026)

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs Financial Square Funds (formerly, Goldman Sachs Institutional Liquid Assets Portfolios) (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares and Service Shares of the Goldman Sachs Financial Square Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

(12)	Goldman Sachs Trust Select Class Select Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(13)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(14)	Goldman Sachs Trust Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(15)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(16)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(17)	Goldman Sachs Trust Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(19)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(20)	Amendment dated February 4, 2019 to Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective No. 744 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

(21)	Goldman Sachs Trust Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(22)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(23)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(24)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(25)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(26)	Appointment of Agent for Service of Process relating to Cayman Commodity-CSF, Ltd. (formerly, Goldman Sachs Cayman Commodity Fund, Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(27)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Tracker Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(28)	Appointment of Agent for Service of Process relating to Cayman Commodity-ART, LLC (formerly, Goldman Sachs Cayman Commodity-ART Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(29)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(30)	Appointment of Agent for Service of Process relating to Cayman Commodity-TTIF, LLC (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(31)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(32)	Appointment of Agent for Service of Process relating to Cayman Commodity-AP, LLC (formerly, Goldman Sachs Cayman Commodity-DAF Ltd.) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(33)	Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

(34)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(35)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(36)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Managed Futures Strategy Fund (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(37)	Appointment of Agent for Service of Process relating to Cayman Commodity-MFS, LLC (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No.33-17619, filed July 29, 2016)

(38)	Amendment dated December 10, 2018 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

(39)	Amendment dated July 12, 2019 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

(40)	Form of Fund of Funds Investment Agreement (incorporated by reference from Post-Effective Amendment No. 859 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2022)

(41)	Amendment dated October 12, 2023 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(42)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Strategic Factor Allocation Fund (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(43)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Strategic Volatility Premium Fund (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(44)	Appointment of Agent for Service of Process relating to Cayman Commodity-SFA, LLC (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(45)	Appointment of Agent for Service of Process relating to Cayman Commodity-SVP, LLC (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

	(46)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Global Managed Beta Fund (incorporated by reference from Post-Effective Amendment No. 938 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 20, 2025)

	(47)	Appointment of Agent for Service of Process relating to Cayman Commodity-GMB, LLC (incorporated by reference from Post-Effective Amendment No. 938 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 20, 2025)

(i)	Opinion and Consent of Dechert LLP (to be filed by amendment)

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

	(2)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

	(3)	Class R Distribution and Service Plan dated November 8, 2007 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

	(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

	(5)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of February 12, 2026 (incorporated by reference from Post Effective Amendment No. 948 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 2026)

(p)	(1)	Code of Ethics — Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit, LLC, Goldman Sachs MLP & Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund dated December 11, 2017 (incorporated by reference from Post-Effective Amendment No. 651 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 2018)

	(2)	Code of Ethics — Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), Goldman Sachs International, Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective August 29, 2019 (incorporated by reference from Post-Effective Amendment No. 884 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2023)

	(3)	Code of Ethics — CoreCommodity Management, LLC, dated October 2022 (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

(q)	(1)	Powers of Attorney for James A. McNamara, Joseph F. DiMaria, Gregory G. Weaver, Cheryl K. Beebe, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener, (incorporated by reference from Post-Effective Amendment No. 934 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2025)

	(2)	Power of Attorney for Brian J. Wildman (filed herewith)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Tactical Tilt Overlay Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TTIF, LLC (the “TTIF Subsidiary”), a company organized under the laws of the Cayman Islands. The TTIF Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Tilt Overlay Fund’s Form N-CSR.

Goldman Sachs Absolute Return Tracker Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ART, LLC (the “ART Subsidiary”), a company organized under the laws of the Cayman Islands. The ART Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Tracker Fund’s Form N-CSR.

Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-CSF, Ltd. (the “CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The Commodity Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s Form N-CSR.

Goldman Sachs Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MFS, LLC (the “MFS Subsidiary”), a company organized under the laws of the Cayman Islands. The MFS Subsidiary’s financial statements will be included on a consolidated basis in the Managed Futures Strategy Fund’s Form N-CSR.

Goldman Sachs Strategic Factor Allocation Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-SFA, LLC (the “SFA Subsidiary”), a company organized under the laws of the Cayman Islands. The SFA Subsidiary’s financial statements will be included on a consolidated basis in the Strategic Factor Allocation Fund’s Form N-CSR.

Goldman Sachs Strategic Volatility Premium Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-SVP, LLC (the “SVP Subsidiary”), a company organized under the laws of the Cayman Islands. The SVP Subsidiary’s financial statements will be included on a consolidated basis in the Strategic Volatility Premium Fund’s Form N-CSR.

Goldman Sachs Global Managed Beta Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-GMB, LLC (the “GMB Subsidiary”), a company organized under the laws of the Cayman Islands. The GMB Subsidiary’s financial statements will be included on a consolidated basis in the Global Managed Beta Fund’s Form N-CSR.

Item 30. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of Goldman Sachs Short Duration Government Fund provides that Goldman Sachs Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6) and (d)(21).

Section 14 of the Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC (the “Sub-Adviser”) with respect to Goldman Sachs Commodity Strategy Fund (the “Fund”) provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser will remain liable for, and will indemnify the Trust, the Investment Adviser and their affiliated persons against, any losses suffered (a) as a result of the willful misconduct, bad faith, fraud, negligence or breach of fiduciary duty by the Sub-Adviser; (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or any material fact omitted therefrom, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser; (c) as a result of the failure of the Sub-Adviser to execute portfolio transactions according to the requirements of applicable law; (d) as a result of any failure by the Sub-Adviser to exercise the standard of care set forth in the Sub-Advisory Agreement; or (e) any breach of the Sub-Advisory Agreement or any representation or warranty contained therein. The Sub-Advisory Agreement is incorporated by reference as Exhibit (d)(9).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman Sachs & Co. LLC dated August 9, 2007 provides that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased jointly by the Registrant and other registered investment companies for which the trustees and officers serve as such insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Goldman Sachs Asset Management, L.P. (“GSAM”) and Goldman Sachs Asset Management International (“GSAMI”) are indirect, wholly-owned subsidiaries of The Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. GSAM and GSAMI are engaged in the investment advisory business. GSAM and GSAMI are part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM and officers and directors of GSAMI is included in their Forms ADV filed with the Commission (registration numbers 801-37591 and 801-38157, respectively) and is incorporated herein by reference.

CoreCommodity Management, LLC (“CoreCommodity”) serves as sub-adviser to Goldman Sachs Commodity Strategy Fund. CoreCommodity is primarily engaged in the investment management business. Information about the officers and directors of CoreCommodity is included in its Form ADV filed with the Commission (registration number 801-65436) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)

Goldman Sachs & Co. LLC or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II and GS Real Estate Diversified Income Fund. Goldman Sachs & Co. LLC, or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)

Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
David M. Solomon (1)	Chairman and Chief Executive Officer
John E. Waldron (1)	President and Chief Operating Officer
Denis Coleman (1)	Chief Financial Officer
Richard A. Friedman (1)	Chairman of the Asset Management Division
Richard J. Gnodde (2) Hidehiro Imatsu (3) Rob Kaplan (6)	Chief Executive Officer of Goldman Sachs International President and Representative Director of Goldman Sachs Japan Co., Ltd. Vice Chairman of Goldman Sachs
John F.W. Rogers (1) Russell Horwitz (1)	Executive Vice President, Secretary to Board of Directors Chief of Staff
Ashok Varadhan (1)	Co-Head of Global Banking & Markets Division
Marc Nachmann (2)	Global Head Asset & Wealth Management
Jacqueline Arthur (1)	Global Head of Human Capital Management
Dan Dees (5)	Co-Head of Global Banking & Markets Division
Brian J. Lee (1)	Chief Risk Officer
Asahi Pompey (1)	Global Head of Corporate Engagement and President of the Goldman Sachs Foundation
Marco Argenti (1)	Chief Information Officer
Kathryn Ruemmler (1)	Chief Legal Officer and General Counsel
Tucker York (1)	Global Head of Goldman Sachs Wealth Management
Jan Hatzius (1)	Head of the Global Investment Research Division and Chief Economist of Goldman Sachs
Sheara J. Fredman (1)	Chief Accounting Officer and Goldman’s Controller
Ericka Leslie (1)	Chief Operating Officer of Global Banking & Markets and Global Head of Global Banking & Markets Operations and Engineering
Kevin Sneader (4)	President of Asia Pacific Ex-Japan
Jared Cohen (1)	Co-Head of the Goldman Sachs Global Institute and President of Global Affairs
Carey Halio (1)	Global Treasurer of Goldman Sachs

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(4)	68th Floor, Cheun Kong Center, 2 Queens Road Central, Hong Kong, China
(5)	Fox Plaza, Suite 2600, 2121 Avenue of the Stars, Los Angeles, CA 90067
(6)	2001 Ross Ave, Dallas, TX 75201

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Congress Street, Boston, Massachusetts 02114, The Bank of New York, 240 Greenwich Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman Sachs & Co. LLC, 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 957 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 24th day of April, 2026.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)
By:	/s/ Robert Griffith
Robert Griffith
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President, Principal Executive Officer and Trustee	April 24, 2026
James A. McNamara

[1]Joseph F. DiMaria	Treasurer, Principal Financial Officer and Principal Accounting	April 24, 2026
Joseph F. DiMaria	Officer

[1]Gregory G. Weaver	Chair and Trustee	April 24, 2026
Gregory G. Weaver

[1]Cheryl K. Beebe	Trustee	April 24, 2026
Cheryl K. Beebe

[1]Dwight L. Bush	Trustee	April 24, 2026
Dwight L. Bush

[1]Kathryn A. Cassidy	Trustee	April 24, 2026
Kathryn A. Cassidy

[1]John G. Chou	Trustee	April 24, 2026
John G. Chou

[1]Joaquin Delgado	Trustee	April 24, 2026
Joaquin Delgado

[1]Eileen H. Dowling	Trustee	April 24, 2026
Eileen H. Dowling

[1]Lawrence Hughes	Trustee	April 24, 2026
Lawrence Hughes

[1]John F. Killian	Trustee	April 24, 2026
John F. Killian

[1]Steven D. Krichmar	Trustee	April 24, 2026
Steven D. Krichmar

[1]Michael Latham	Trustee	April 24, 2026
Michael Latham

[1]Lawrence W. Stranghoener	Trustee	April 24, 2026
Lawrence W. Stranghoener

[2]Brian J. Wildman	Trustee	April 24, 2026
Brian J. Wildman

By:	/s/ Robert Griffith
Robert Griffith,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.
[2]	Pursuant to power of attorney filed herewith.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 18, 2025.

RESOLVED, that the Trustees and Officers of the Trusts who may be required to sign the Trusts’ Registration Statements or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Joseph F. DiMaria and Robert Griffith jointly and severally, their attorneys-in-fact, until the earlier of his or her resignation or removal as an officer of the Trusts, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statements under the Securities Act and the 1940 Act of the Trusts and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-government filings, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 24, 2026

/s/ Robert Griffith Robert Griffith,
Secretary

EXHIBIT INDEX

(a)(131)	Amendment No. 132 dated April 22, 2026 to the Agreement and Declaration of Trust dated January 28, 1997

(q)(2)	Power of Attorney for Brian J. Wildman